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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-01494
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                      GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND
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               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
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               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC,3001, SUMMER STREET,STAMFORD,CONNECTICUT, 06905
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                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------


Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: :  12/31/06
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.
S&S PROGRAM

Program Mutual Fund

Income Fund

Annual Report

December 31, 2006

[GE LOGO OMITTED]

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Contents
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NOTES TO PERFORMANCE ......................................................    1

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

   PROGRAM MUTUAL FUND ....................................................    2

   INCOME FUND ............................................................   10

NOTES TO SCHEDULES OF INVESTMENTS .........................................   29

FINANCIAL STATEMENTS

   Financial Highlights ...................................................   30

   Statements of Assets and Liabilities ...................................   32

   Statements of Operations ...............................................   33

   Statements of Changes in Net Assets ....................................   34

   Notes to Financial Statements ..........................................   35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   43

TAX INFORMATION ...........................................................   44

ADVISORY AGREEMENT RENEWAL ................................................   45

ADDITIONAL INFORMATION ....................................................   48

INVESTMENT TEAM ...........................................................   51

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Notes to Performance (unaudited)
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Information on the preceding performance pages relating to the GE S&S Program
Mutual Fund and GE S&S Income Fund (each a "Fund" and collectively the "Funds") one year total return is audited, all other information, including the portfolio manager Q&A pages, is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The Standard & Poor's ("S&P") 500 Composite Index of stocks (S&P 500) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. S&P 500 is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. LB Aggregate is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds, which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

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GE S&S Program Mutual Fund
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THE S&S PROGRAM MUTUAL FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT
INCLUDES CHRISTOPHER D. BROWN, GEORGE A. BICHER, PAUL C. REINHARDT AND STEPHEN
V. GELHAUS (PICTURED BELOW FROM LEFT TO RIGHT). EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES BOTH GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GEAM. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2007. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GEAM IN JUNE 2002. PRIOR TO JOINING GEAM, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

CHRISTOPHER D. BROWN IS A SENIOR VICE PRESIDENT OF GEAM. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S PROGRAM MUTUAL FUND SINCE DECEMBER 1998. MR. BROWN JOINED GEAM IN 1985 AS A MANAGER OF FUNDS ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GEAM. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GEAM IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITY DEPARTMENT FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER AT GEAM IN 1999.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GEAM. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S PROGRAM MUTUAL FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GEAM IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

                                [PHOTOS OMITTED]

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                                                                             Q&A

Q. HOW DID THE GE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the GE S&S Program Mutual Fund returned 16.82%. The S&P 500 Index, the Fund's benchmark, returned 15.79% and the Fund's Lipper peer group of 814 Large-Cap Core funds returned an average of 13.53% for the same period.

Q.    WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The U.S. equity markets had a strong year, with upbeat returns across all market sectors. 2006 marked the fourth consecutive year of positive equity returns, establishing the second-longest running bull market since 1928. However, we characterized this bull market as muted -- its average annual return of +17% versus an average of +38% for the past 20 bull markets ranked it dead last in terms of magnitude.

      After an uneventful first half of 2006, most of this year's gains occurred in the second half with strong advances in each of the broad market indices. It seems Santa took advantage of declining oil prices to power up his sleigh early, and investors enjoyed a remarkable second-half rally bolstered by continued profit growth, an abundance of deal-making, cooling inflation worries and a pause in Fed tightening. For the year, the Dow Jones Industrial Average posted a +19.1% total return -- its best annual gain since 2003 (and at 12,463, near an all-time high). The S&P 500 ended the year +15.8%, at a level unseen for the past six years, and the Russell 1000 gained +15.5%. The Russell 2000 (+18.4%) outpaced the larger cap indices, and the tech-heavy NASDAQ (+9.5%) lagged, while still turning in a respectable absolute return.

      During the year, telecommunications services (+36.8%), energy (+24.2%) and utilities (+21.0%) led broad market returns, while technology (+8.3%) and health care (+7.5%) trailed the S&P 500 by the widest margins. While telecom services was one of the worst performing sectors in 2005, investors applauded M&A activity in the space in 2006, especially AT&T's announced acquisition of BellSouth (up +53% and +80%, respectively). Given the sector leadership, it was not surprising that value once again outperformed growth. For the eighth consecutive year, small caps outperformed large caps, but this year it was by a narrower margin. While lagging significantly in 2005, the returns of the 100 largest stocks (+15.7%) were approximately in-line with the S&P 500 benchmark (+15.8%) in 2006.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. A slightly more defensive positioning and strong stock selection across most all sectors benefited the Fund in 2006. Our technology, energy, industrials, and consumer holdings contributed most to our winning performance during the year. Within technology, many of the high-quality names that lagged in 2005 rebounded in 2006, and a well-diversified group of tech names bolstered the Fund. For example, Cisco (+59.6%) enjoyed accelerating demand for its data networking products (due to increased video content on the Internet), and Oracle (+40.4%) continued to beat earnings expectations and gain share of the enterprise software market. We also achieved strong stock selection in energy, with particular strength in

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GE S&S Program Mutual Fund
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                                                                             Q&A

      energy services companies, including Schlumberger (+31.1%). The Fund's industrials holdings bolstered returns as unprecedented levels of global infrastructure investment spending continued to benefit companies like electrical equipment manufacturer, ABB (+86.0%). In the consumer space, avoiding stocks that might lag in a mid-cycle slowdown helped, for example, underweighting Wal-Mart (-3.5%). We felt household products companies like Colgate-Palmolive (+21.5%) were a safer place to focus, given the non-discretionary nature of their products. Additionally, a turnaround in media companies added to returns. Comcast (+63.0%) and Cablevision (+84.6%) put up terrific results throughout the year, quelling fears over significant subscriber losses to telephone companies' bundled services (cable, telephone and broadband).

      Slightly offsetting these positives were underweights in the telecommunications and financials sectors. Underweighting diversified telecom services companies was the single greatest drag on performance, as the group soared over +50% amid restructuring initiatives and heightened M&A activity. While BellSouth rose +79.9% on their announced combination with AT&T (+53.2%), we had been underweight with respect to both names in the Fund. However, the value portion of the Fund did initiate a position in AT&T during the third quarter, due to better fundamentals and synergies expected from the merger. During the year we owned fewer financial stocks than the S&P 500 due to concerns about the aging credit cycle and higher interest rates. Despite positive contributions from several financials, including Mellon (+26.0%), State Street (+23.2%) and Fannie Mae (+24.3%), the Fund's underweight in this outperforming sector dragged on returns.

Q.    WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. We have remained resolutely committed to investing in high quality large-cap stocks with predictable and steady earnings growth, and that discipline served us well in 2006. We continue to be relatively defensively positioned, although at year-end our largest overweight was in technology, an area that we believe could benefit from increased capital expenditures in the year ahead. We also expected our portfolio of diversified, high quality tech names to perform well in a slowing growth environment. We increased our overweight in health care -- a traditionally defensive area --valuing its relatively steady growth and attractive dividend yields. Accordingly, we decreased our weighting in consumer discretionary names, and initiated an overweight in consumer staples sector. We moved away from cyclicals, increasing our underweight in energy and going underweight in materials as commodity prices moderated. We believed many commodity-based stocks were over-owned, making them vulnerable to short-term pullbacks. Our largest underweight remained in financials, reflecting headwinds from a higher interest rate environment and concerns about the credit cycle.

      We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection. Over the long-term, our stock selection has added value to performance and we believe the high quality companies we own should provide above-average returns going forward.

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GE S&S Program Mutual Fund
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                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
--------------------------------------------------------------------------------
                           ACCOUNT VALUE AT   ACCOUNT VALUE       EXPENSES
                           THE BEGINNING OF   AT THE END OF      PAID DURING
                            THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
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Actual Fund Return**           1,000.00          1,127.66           0.58
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Hypothetical 5% Return
   (2.5% for the period)       1,000.00          1,024.37           0.55
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 *    EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.11% (FROM
      PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 ARE AS
      FOLLOWS: 12.77%.

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GE S&S Program Mutual Fund
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                     CHANGE IN VALUE OF A $10,000 INVESTMENT
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                [LINE GRAPH OMITTED PLOT POINTS ARE AS FOLLOWS:]

                                GE S&S Program     S&P 500 Index
                                 Mutual Fund
                  12/96             10,000             10,000
                  12/97             13,307             13,329
                  12/98             16,473             17,154
                  12/99             19,727             20,768
                  12/00             19,738             18,861
                  12/01             18,014             16,614
                  12/02             14,610             12,942
                  12/03             18,080             16,660
                  12/04             19,616             18,473
                  12/05             20,193             19,382
                  12/06             23,585             22,442

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

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                                                              ONE   FIVE    TEN
                                                             YEAR   YEAR   YEAR
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GE S&S Program Mutual Fund                                  16.82%  5.54%  8.96%

S&P 500 Index                                               15.79%  6.20%  8.42%

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      GE S&S Program Mutual Fund (ending value $23,585)

      S&P 500 Index (ending value $22,442)
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                               INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of U.S.
                                   companies.

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                         LIPPER PERFORMANCE COMPARISON
                           LARGE CAP CORE PEER GROUP

                     BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/06

                                                             ONE   FIVE     TEN
                                                            YEAR   YEAR    YEAR
Fund's rank in peer group:                                   111    210      31

Number of Funds in peer group:                               814    583     251

Peer group average annual total return:                    13.53%  4.83%   6.87%

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                                TOP TEN HOLDINGS
                             AS OF DECEMBER 31, 2006
                             AS A % OF MARKET VALUE

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Exxon Mobil Corp.                                                          4.73%
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Microsoft Corp.                                                            3.40%
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American International Group, Inc.                                         2.84%
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PepsiCo, Inc.                                                              2.75%
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Bank of America Corp.                                                      2.71%
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Pfizer Inc.                                                                2.40%
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Wyeth                                                                      2.36%
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Amgen, Inc.                                                                2.05%
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Cisco Systems, Inc.                                                        1.84%
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Oracle Corp.                                                               1.78%
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SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN
EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S PROGRAM MUTUAL FUND           (dollars in thousands) -- December 31, 2006
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Schedule of Investments
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                           GE S&S PROGRAM MUTUAL FUND
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PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $4,646,503 AS OF DECEMBER
31, 2006.

                 [PIE CHART OMITTED PLOT POINTS ARE AS FOLLOWS:]

Telecommunication Services                                                 1.8%
Financials                                                                18.5%
Information Technology                                                    18.3%
Healthcare                                                                14.2%
Consumer Discretionary                                                    10.4%
Consumer Staples                                                          10.0%
Industrials                                                                9.2%
Energy                                                                     8.4%
Short-Term                                                                 3.6%
Utilities                                                                  3.0%
Materials                                                                  2.6%

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                                                   NUMBER
                                                OF SHARES        VALUE
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COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.7%

Autozone, Inc.                                     61,981   $    7,163 (a)
Bed Bath & Beyond, Inc.                         1,122,684       42,774 (a)
Cablevision Systems Corp.                         337,009        9,598
Carnival Corp.                                    625,207       30,666 (j)
CBS Corp.                                          19,265          601
Comcast Corp. (Class A)                         1,805,978       75,634 (a,j)
Home Depot, Inc.                                  862,029       34,619
Koninklijke Philips Electronics
   N.V. ADR                                       486,238       18,273
Liberty Global, Inc. (Series C)                   677,245       18,963 (a)
Liberty Media Holding Corp -
   Capital (Series A)                             233,143       22,843 (a)
Liberty Media Holding Corp -
   Interactive (Series A)                       1,165,717       25,145 (a)
News Corp. (Class A)                              642,651       13,804
Omnicom Group, Inc.                               640,769       66,986
Staples, Inc.                                     932,284       24,892
Starwood Hotels & Resorts
   Worldwide, Inc.                                126,456        7,904

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                                                   NUMBER
                                                OF SHARES        VALUE
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Target Corp.                                      661,468   $   37,737
Time Warner, Inc.                               1,354,667       29,505
Viacom Inc. (Class B)                             423,298       17,368 (a)
                                                               484,475

CONSUMER STAPLES -- 10.2%

Alberto-Culver Co.                                420,131        9,012
Clorox Co.                                        745,539       47,826
Colgate-Palmolive Co.                             880,015       57,412
Diageo PLC ADR                                    111,133        8,814
General Mills, Inc.                               492,707       28,380
Kellogg Co.                                       707,373       35,411 (j)
Kimberly-Clark Corp.                              554,779       37,697
PepsiCo, Inc.                                   2,045,217      127,928
Procter & Gamble Co.                              454,802       29,230
Sally Beauty Holdings, Inc.                       420,131        3,277 (a)
Sara Lee Corp.                                    190,754        3,249
The Coca-Cola Co.                               1,564,896       75,506
                                                               463,742

ENERGY -- 8.6%

EOG Resources, Inc.                               317,360       19,819
Exxon Mobil Corp.                               2,865,483      219,582
Halliburton Co.                                   501,284       15,565
Hess Corp.                                        515,878       25,572
Occidental Petroleum Corp.                        533,514       26,052
Schlumberger Ltd.                                 948,029       59,878
Transocean Inc.                                   296,348       23,972 (a)
                                                               390,440

FINANCIALS -- 18.9%

ACE Ltd.                                          535,109       32,412
AFLAC Incorporated                                368,234       16,939
Allstate Corp.                                    424,054       27,610
American International
   Group, Inc.                                  1,840,665      131,902
AON Corp.                                         138,731        4,903
Bank of America Corp.                           2,361,661      126,089
Berkshire Hathaway, Inc.
   (Class B)                                          895        3,281 (a)
BlackRock Inc. (Class A)                           55,574        8,442 (j)
CB Richard Ellis Group, Inc.
   (Class A)                                       27,746          921 (a)
Chubb Corp.                                       368,198       19,481
Citigroup, Inc.                                 1,259,238       70,140
Everest Re Group, Ltd.                            131,936       12,944

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND           (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

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                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Federal Home Loan
   Mortgage Corp.                                 562,687   $   38,206
Federal National
   Mortgage Assoc.                                718,989       42,701
HCC Insurance Holdings, Inc.                      265,323        8,514
Mellon Financial Corp.                          1,021,457       43,054
Merrill Lynch & Company, Inc.                     494,804       46,066
Metlife, Inc.                                     993,125       58,604
Morgan Stanley                                    153,092       12,466
Prudential Financial, Inc.                        162,180       13,925 (e)
State Street Corp.                                890,941       60,085
SunTrust Banks, Inc.                              663,741       56,053
The Bank of New York
   Company, Inc.                                  138,976        5,472
US Bancorp                                        508,294       18,395
                                                               858,605

HEALTHCARE -- 14.6%

Abbott Laboratories                               926,222       45,116 (h)
Advanced Medical Optics, Inc.                      71,799        2,527 (a,j)
Aetna, Inc.                                     1,255,568       54,215
Amgen, Inc.                                     1,395,752       95,344 (a)
Baxter International, Inc.                        933,115       43,287
Boston Scientific Corp.                           226,037        3,883 (a)
Bristol-Myers Squibb Co.                          110,984        2,921
DaVita, Inc.                                      121,389        6,905 (a)
Eli Lilly & Co.                                   163,346        8,510
Gilead Sciences, Inc.                             177,702       11,538 (a)
GlaxoSmithKline PLC ADR                           305,689       16,128
Johnson & Johnson                                 443,448       29,276
Lincare Holdings Inc.                             566,104       22,554 (a)
Medco Health Solutions, Inc.                      347,322       18,561 (a)
Medtronic Inc.                                    616,568       32,993
Novartis AG ADR                                   253,536       14,563
Pfizer Inc.                                     4,300,383      111,380
Quest Diagnostics Inc.                             90,373        4,790
Thermo Electron Corp.                             208,199        9,429 (a)
UnitedHealth Group, Inc.                          330,958       17,782
Wyeth                                           2,152,752      109,618
                                                               661,320

INDUSTRIALS -- 9.4%

ABB Ltd. ADR                                      937,811       16,862
Burlington Northern
   Santa Fe Corp.                                  97,315        7,183

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                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Cooper Industries Ltd.                            266,069   $   24,061
Corinthian Colleges, Inc.                         320,545        4,369 (a)
CSX Corp.                                         305,595       10,522
Deere & Co.                                       239,708       22,789
Dover Corp.                                     1,478,477       72,475
Eaton Corp.                                       496,242       37,288
Emerson Electric Co.                              615,486       27,137
General Dynamics Corp.                            166,778       12,400
ITT Corp.                                         111,148        6,315
Northrop Grumman Corp.                            347,277       23,511
Rockwell Collins, Inc.                             76,429        4,837
Southwest Airlines Co.                          1,364,662       20,907
Textron Inc.                                      328,390       30,793
3M Co.                                            194,326       15,144
Tyco International Ltd.                         1,082,502       32,908
United Technologies Corp.                         862,137       53,901
Waste Management, Inc.                             52,396        1,927
WESCO International, Inc.                          65,897        3,875 (a,j)
                                                               429,204

INFORMATION TECHNOLOGY -- 18.7%

Activision, Inc.                                  416,804        7,186 (a,j)
Analog Devices, Inc.                              927,836       30,498
Automatic Data
   Processing, Inc.                               514,006       25,315
Checkfree Corp.                                   104,201        4,185 (a,j)
Cisco Systems, Inc.                             3,130,009       85,543 (a)
Dell, Inc.                                        278,227        6,981 (a)
eBay, Inc.                                        392,666       11,807 (a)
EMC Corp.                                       1,059,857       13,990 (a)
Fidelity National Information
   Services, Inc.                                 406,169       16,283
First Data Corp.                                1,252,168       31,955
Hewlett-Packard Co.                               392,316       16,159
Intel Corp.                                     1,458,588       29,536
International Business
   Machines Corp.                                 422,405       41,037
Intuit Inc.                                       681,128       20,781 (a)
Lam Research Corp.                                 20,810        1,053
Linear Technology Corp.                           298,016        9,036
Maxim Integrated Products, Inc.                   886,395       27,141
Microchip Technology Inc.                         548,393       17,932 (j)
Microsoft Corp.                                 5,290,287      157,968
Molex, Inc. (Class A)                           1,118,395       30,980
National Semiconductor Corp.                      579,200       13,148
Oracle Corp.                                    4,828,628       82,763 (a)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S PROGRAM MUTUAL FUND           (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

Paychex, Inc.                                     619,676   $   24,502
Sun Microsystems, Inc.                            799,611        4,334 (a)
Texas Instruments
   Incorporated.                                1,207,530       34,777
Western Union Company                           2,706,779       60,686
Xerox Corp.                                        70,080        1,188 (a)
Yahoo! Inc.                                     1,637,241       41,815 (a)
                                                               848,579

MATERIALS -- 2.6%

Air Products & Chemicals, Inc.                    104,446        7,340
Barrick Gold Corp.                              1,092,784       33,548
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                            242,863       13,535 (j)
Monsanto Co.                                      866,235       45,503
PAN American Silver Corp.                          45,088        1,135 (a)
Praxair, Inc.                                     248,152       14,723
Vulcan Materials Co.                               24,278        2,182
                                                               117,966

TELECOMMUNICATION SERVICES -- 1.8%

Alltel Corp.                                      478,424       28,935
AT&T, Inc.                                         86,706        3,100
Sprint Nextel Corp. (Series 1)                    755,944       14,280
Verizon Communications Inc.                       764,117       28,456
Vodafone Group, PLC ADR                           375,936       10,444
                                                                85,215

UTILITIES -- 3.1%

American Electric Power
   Company, Inc.                                   87,012        3,705
Constellation Energy
   Group, Inc.                                    378,500       26,067
Dominion Resources, Inc.                          347,286       29,116 (j)
Duke Energy Corp.                                 814,541       27,051
Edison International                              371,106       16,878
Entergy Corp.                                      78,238        7,223
FirstEnergy Corp.                                 161,774        9,755
FPL Group, Inc.                                   197,690       10,758 (j)
PG&E Corp.                                        204,693        9,688
                                                               140,241

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,831,098)                                         4,479,787

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.2%

REPURCHASE AGREEMENTS

State Street Corp.
   4.75% date 12/29/06,
   to be repurchased at
   $55,222 on 01/03/07
   collateralized by $56,290
   U.S. Government Agency
   Bond, Zero Coupon,
   maturing 01/03/07                            $  55,186   $   55,186 (e)
--------------------------------------------------------------------------------

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 2.5%

State Street Navigator Securities
   Lending Prime Portfolio
   5.33%                                      111,529,850      111,530 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $166,716)                                             166,716

TOTAL INVESTMENTS
   (COST $3,997,814)                                         4,646,503

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (2.3)%                                      (105,482)
                                                            ----------

NET ASSETS -- 100.0%                                        $4,541,021
                                                            ==========

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

--------------------------------------------------------------------------------
GE S&S Income Fund
--------------------------------------------------------------------------------

THE S&S INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA (PICTURED BELOW), MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY, JAMES F. PALMIERI AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA (PICTURED BELOW) HAS OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS.

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT AND HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE S&S INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

MARK DELANEY IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN APRIL 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF OHIO.

ERIC H. GOULD IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN SEPTEMBER 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. GOULD WAS A SENIOR ASSET MANAGER FOR METROPOLITAN LIFE INSURANCE COMPANY.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAMS FOR THE S&S INCOME FUND SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

JAMES F. PALMIERI IS AN ASSISTANT PORTFOLIO MANAGER OF GEAM. SINCE MARCH 2006, HE HAS MANAGED THE MORTGAGE-BACKED SECURITIES SECTOR FOR THE S&S INCOME FUND. PRIOR TO JOINING GEAM, MR. PALMIERI WAS A DIRECTOR OF INVESTMENTS FOR CONSTITUTION CORPORATE FEDERAL CREDIT UNION FROM FEBRUARY 2005 TO MARCH 2006 AND A PORTFOLIO MANAGER FOR CIGNA INVESTMENT MANAGEMENT FROM JANUARY 2000 TO FEBRUARY 2005.

VITA MARIE PIKE IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE S&S INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             Q&A

Q. HOW DID THE GE S&S INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2006?

A. For the twelve-month period ended December 31, 2006, the GE S&S Income Fund returned 4.74%. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 4.33% and the Fund's Lipper peer group of 486 Intermediate Investment Grade Debt Funds returned an average of 4.06% for the same period

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE 12-MONTH PERIOD ENDING DECEMBER 31, 2006.

A. The Federal Reserve, under Dr. Ben Bernanke's leadership, continued to raise the Fed funds rate in the first half of 2006, stopping in June at 5.25%. Although the Fed kept the rate steady in the second half, language from the Federal Open Market Committee and various Fed members emphasized nascent inflation risks, despite economic growth slowed by weakness in the housing and auto markets. While the Fed appears to be biased towards further rate hikes in 2007, the U.S. Treasury market is priced for a reduction in rates. Interest rates did backup in 2006 with yields on the 2-year and 10-year notes ending at 4.8% and 4.7%, respectively, up 41 and 31 basis points. The 10-year note traded to a higher yield through June as the Fed raised short rates amid strong economic growth above 4%. Yields moved lower by December after the Fed paused and GDP growth slipped to roughly 2%.

Q.    WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Fund performance benefited from the allocation in high yield and emerging market debt securities. These two sectors significantly outperformed the high-grade market with returns of 11.85% (high yield) and 9.86% (EMD). The Fund's overweight in BBB-rated corporate bonds also contributed positively. Some value was obtained from yield curve positioning while the contribution from tactical duration moves was neutral.

--------------------------------------------------------------------------------
GE S&S Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

JULY 1, 2006 - DECEMBER 31, 2006
----------------------------------------------------------------------------
                         ACCOUNT VALUE AT    ACCOUNT VALUE      EXPENSES
                         THE BEGINNING OF    AT THE END OF     PAID DURING
                          THE PERIOD ($)    THE PERIOD ($)   THE PERIOD ($)*
----------------------------------------------------------------------------
Actual Fund Return**         1,000.00          1,051.29            0.84
----------------------------------------------------------------------------
Hypothetical 5% Return
   (2.5% for the period)     1,000.00          1,024.11            0.82
----------------------------------------------------------------------------

 * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.16% (FROM PERIOD JULY 1, 2006 - DECEMBER 31, 2006), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE SIX MONTH PERIOD).

**    ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED DECEMBER 31, 2006 ARE AS
      FOLLOWS: 5.13%.

--------------------------------------------------------------------------------
GE S&S Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                [LINE GRAPH OMITTED PLOT POINTS ARE AS FOLLOWS:]

                           GE S&S Income Fund            LB Aggregate Bond Index
12/96                            10,000                          10,000
12/97                            10,954                          10,965
12/98                            11,883                          11,918
12/99                            11,773                          11,820
12/00                            13,079                          13,194
12/01                            14,158                          14,308
12/02                            15,631                          15,776
12/03                            16,303                          16,423
12/04                            16,975                          17,136
12/05                            17,421                          17,552
12/06                            18,248                          18,312

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------
                                              ONE           FIVE            TEN
                                             YEAR           YEAR           YEAR
--------------------------------------------------------------------------------
GE S&S Income Fund                           4.74%          5.21%          6.20%

LB Aggregate Bond Index                      4.33%          5.06%          6.24%

--------------------------------------------------------------------------------
      GE S&S Income Fund (ending value $18,248)

      LB Aggregate Bond Index (ending value $18,312)
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

  A fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment-grade debt securities, such as
   U.S. Government securities, mortgage-backed securities, corporate bonds and money market instruments.

--------------------------------------------------------------------------------

                          LIPPER PERFORMANCE COMPARISON
                  INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/06

                                                    ONE        FIVE         TEN
                                                   YEAR        YEAR        YEAR
Fund's rank in peer group:                           65          61          24

Number of Funds in peer group:                      486         357         151

Peer group average annual total return:            4.06%       4.53%       5.52%

--------------------------------------------------------------------------------

                     QUALITY RATINGS AS OF DECEMBER 31, 2006
                             AS A % OF MARKET VALUE

--------------------------------------------------------------------------------
MOODY'S/S&P/                                                      PERCENTAGE OF
FITCH RATING*                                                      MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                                                 71.17%
--------------------------------------------------------------------------------
Aa / AA                                                                    5.01%
--------------------------------------------------------------------------------
A / A                                                                      8.34%
--------------------------------------------------------------------------------
Baa / BBB                                                                  7.87%
--------------------------------------------------------------------------------
Ba / BB and lower                                                          7.61%
--------------------------------------------------------------------------------
                                                                         100.00%
--------------------------------------------------------------------------------

* MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GE S&S INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $3,307,647 AS OF DECEMBER 31, 2006.

                 [PIE CHART OMITTED PLOT POINTS ARE AS FOLLOWS:]

Asset-Backed                                                              46.3%
Corporate Notes                                                           25.1%
U.S.Treasuries                                                            17.2%
Short-Term & Others                                                       11.4%

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 101.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 22.8%

U.S. Treasury Bonds
4.50%     02/15/36                             $   68,885   $   65,559 (j)
U.S. Treasury Inflation
   Indexed Bonds
2.00%     01/15/16                                 14,467       13,976 (j,m)
3.50%     01/15/11                                 27,488       28,614 (j,m)
U.S. Treasury Notes
4.63%     11/30/08 - 11/15/16                     464,005      462,576 (j)
                                                               570,725

AGENCY MORTGAGE BACKED -- 21.8%

Federal Home Loan Mortgage Corp.
4.50%     06/01/33 - 02/01/35                       5,517        5,170 (h)
5.00%     07/01/35 - 10/01/35                       6,727        6,492 (h)
5.50%     05/01/20                                  1,373        1,371 (h)
6.00%     04/01/17 - 11/01/36                      16,686       16,850 (h)
6.50%     01/01/27 - 09/01/36                      13,769       14,043 (h)
7.00%     10/01/16 - 08/01/36                       4,398        4,530 (h)
7.50%     11/01/09 - 09/01/33                       1,577        1,620 (h)
8.00%     08/01/30 - 11/01/30                          17           18 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

8.50%     04/01/30 - 05/01/30                  $       50   $       53 (h)
9.00%     05/01/16 - 11/01/16                         277          295 (h)
Federal National Mortgage Assoc.
4.00%     05/01/19 - 06/01/19                       5,573        5,250 (h)
4.50%     05/01/18 - 02/01/35                      37,787       36,199 (h)
5.00%     06/01/20 - 08/01/35                      27,426       26,594 (h)
5.02%     07/01/35                                 12,239       12,162 (i)
5.11%     08/01/35                                  7,686        7,708 (i)
5.50%     01/01/14 - 08/01/35                      24,959       24,921 (h)
6.00%     02/01/14 - 08/01/35                      32,825       33,081 (h)
6.50%     01/01/14 - 09/01/36                      45,346       46,270 (h)
7.00%     08/01/13 - 06/01/36                      13,347       13,746 (h)
7.50%     12/01/09 - 03/01/34                       4,882        5,058 (h)
8.00%     12/01/11 - 11/01/33                       2,899        3,047 (h)
8.50%     04/01/30 - 05/01/31                         311          334 (h)
9.00%     02/01/09 - 12/01/22                       2,930        3,086 (h)
5.00%     TBA                                      66,987       65,133 (c)
5.50%     TBA                                     109,805      108,708 (c)
6.00%     TBA                                      17,721       17,838 (c)
6.50%     TBA                                      25,507       25,985 (c)
Government National
   Mortgage Assoc.
4.50%     08/15/33 - 09/15/34                      10,332        9,811 (h)
5.00%     08/15/33                                  2,427        2,367 (h)
5.13%     11/20/21 - 10/20/25                          22           22 (h,i)
5.38%     05/20/21 - 04/20/24                          37           38 (h,i)
5.75%     08/20/23 - 09/20/24                          24           25 (h,i)
6.00%     04/15/27 - 09/15/36                       6,374        6,465 (h)
6.50%     04/15/19 - 09/15/36                      10,661       10,966 (h)
7.00%     03/15/12 - 10/15/36                       8,458        8,714 (h)
7.50%     11/15/22 - 10/15/33                       1,265        1,318 (h)
8.00%     11/15/29 - 06/15/30                          18           18 (h)
8.50%     10/15/17                                    884          942 (h)
9.00%     11/15/16 - 12/15/21                       2,273        2,443 (h)
5.50%     TBA                                      17,560       17,472 (c)
                                                               546,163

AGENCY COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 6.0%

Collateralized Mortgage Obligation
   Trust (Class B)
6.00%     11/01/18                                    449          379 (d,f,h)
Federal Home Loan Mortgage Corp.
1.30%     10/15/18                                  7,821          431 (g,h,i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

1.80%     12/15/30                             $   16,311   $      749 (g,h,i)
2.43%     09/15/36                                  9,581          802 (g,i)
3.20%     10/15/33                                  3,215        2,491 (h,i)
3.94%     12/15/33                                  1,970        1,624 (h,i)
4.00%     02/15/21                                  3,803          550 (g)
4.50%     04/15/13 - 12/15/20                      26,507        3,243 (g,h)
4.50%     05/15/17 - 11/15/19                       6,800        6,437 (h)
5.00%     05/15/20 - 02/15/35                      38,334       35,925 (h)
5.00%     12/15/13 - 12/01/34                      89,085       16,630 (g,h)
5.04%     06/15/33                                  7,313        7,097 (h,i)
5.50%     10/15/34                                  4,497        4,509 (h)
5.50%     04/15/17 - 06/15/33                       7,874        1,438 (g,h)
7.50%     01/15/16                                    723          744 (h)
7.50%     07/15/27                                     93           19 (g,h)
8.00%     04/15/20                                    298          297 (h)
8.00%     02/01/23 - 07/01/24                         263           56 (g,h)
18.20%    09/25/43                                 25,415          248 (d,g,h,i)
Federal Home Loan
   Mortgage STRIPS
5.94%     08/01/27 .........................           60            49 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 1)
4.23%     11/01/34 .........................       11,748        8,928 (d,f,h)
Federal National Mortgage Assoc
   STRIPS (Class 2)
7.50%     11/01/23                                  1,161          293 (g,h)
8.00%     08/01/23 - 07/01/24                         559          122 (g,h)
8.50%     03/01/17 - 07/25/22                         973          204 (g,h)
9.00%     05/25/22                                    291           74 (g,h)
Federal National Mortgage Assoc.
1.19%     12/25/42                                  4,614           94 (g,h,i)
1.65%     10/25/29                                  6,023          348 (g,h,i)
1.75%     12/25/30                                  7,949          401 (g,h,i)
1.85%     06/25/36 - 12/25/36                      74,638        5,287 (g,i)
2.15%     05/25/18                                  2,308          152 (g,h,i)
2.25%     09/25/42                                 16,616          903 (g,h,i)
2.30%     04/25/17 - 10/25/17                      13,155          813 (g,h,i)
2.35%     08/25/16                                  4,025          185 (g,h,i)
2.75%     06/25/42                                  5,293          337 (g,h,i)
3.50%     09/25/31                                  3,975        3,649 (h,i)
4.00%     02/25/28                                    353          346 (h)
4.50%     05/25/18                                  2,551          232 (g,h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

4.50%     12/25/19                             $    2,375   $    2,190 (h)
4.75%     11/25/14                                  1,401           87 (g,h)
5.00%     08/25/17 - 02/25/32                       2,968          318 (g,h)
5.00%     03/25/35                                  3,225        3,008 (h)
5.50%     07/25/34 - 02/25/35                       9,156        9,165 (h)
5.75%     02/25/35                                  4,975        5,022 (h)
6.00%     12/25/34                                  3,250        3,303 (h)
6.50%     12/25/34                                  1,965        2,000 (h)
8.00%     07/25/14                                  1,811        1,835 (h)
Federal National Mortgage
   Assoc. (Class 1)
4.24%     01/25/36                                  8,794        6,631 (d,f)
Federal National Mortgage
   Assoc. (Class S)
1.75%     02/25/31                                  5,752          276 (g,h,i)
Federal National Mortgage
   Assoc. REMIC
1.88%     01/25/37                                 24,760        1,598 (g,i)
4.50%     11/25/13                                  4,302          165 (g,h)
4.84%     03/25/31                                  5,655        5,550 (h,i)
5.00%     10/25/22                                  2,644          395 (g,h)
Federal National Mortgage
   Assoc. REMIC (Class B)
5.11%     12/25/22                                    282          234 (d,f,h)
Federal National Mortgage
   Assoc. REMIC (Class J)
1080.91%** 03/25/22                                     -            2 (g,h)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%** 05/25/22                                     -           12 (g,h)
Government National
   Mortgage Assoc.
1.04%     11/06/46                                  8,022          530 (g,i)
5.00%     02/16/34                                  2,349        2,178 (h)
                                                               150,585

ASSET BACKED -- 4.8%

Accredited Mortgage Loan
   Trust (Class A)
5.65%     07/25/34                                  1,194        1,198 (h,i)
AESOP Funding II LLC
5.47%     04/20/08                                  1,733        1,734 (b,h,i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AESOP Funding II LLC (Class A)
5.47%     04/20/10 .........................   $    3,000   $    3,007 (b,h,i)
Bank One Issuance Trust
3.59%     05/17/10                                  1,080        1,067 (h)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.72%     01/25/34                                    323          324 (h,i)
Capital One Auto Finance
   Trust (Class A)
5.45%     03/15/11                                  3,583        3,585 (h,i)
Capital One Master Trust (Class C)
6.70%     06/15/11                                  2,344        2,390 (b,h)
Carmax Auto Owner Trust
4.35%     03/15/10                                  3,032        2,993 (h)
Chase Credit Card Master
   Trust (Class A)
5.46%     07/15/10                                  5,000        5,008 (h,i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.75%     05/25/32                                    429          413 (h)
Citibank Credit Card Issuance Trust
4.45%     04/07/10                                  3,078        3,040 (h)
5.44%     03/20/09                                  4,000        4,001 (h,i)
5.70%     06/25/09                                  5,000        5,010 (h,i)
Countrywide Asset-Backed
   Certificates
5.87%     02/25/35                                 15,000       15,087 (h,i)
Countrywide Asset-Backed
   Certificates (Class A)
5.62%     05/25/36                                    831          832 (h,i)
5.72%     08/25/34                                    214          214 (h,i)
5.91%     08/25/32                                    301          301 (h,i)
6.01%     04/25/32                                    168          168 (h,i)
Discover Card Master Trust I
   (Class A)
5.38%     04/17/12                                 25,700       25,757 (h,i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.53%     09/25/35                                  5,000        5,002 (h,i)
5.63%     01/25/35                                    939          939 (h,i)
5.65%     01/25/35                                  1,191        1,194 (h,i)
First Franklin Mortgage Loan Asset
   Backed Certificates (Class A)
5.64%     06/25/34                                     46           46 (h,i)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

First Horizon Asset Back
   Trust (Class A)
5.57%     02/25/34                             $      981   $      981 (h,i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
5.45%     06/25/34                                  5,500        5,501 (h,i)
GSAA Trust
5.38%     10/25/36                                  2,279        2,279 (h,i)
5.75%     05/25/34                                    896          902 (h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%     10/15/10                                  2,798        2,756 (h)
Long Beach Mortgage Loan Trust
5.51%     05/25/36                                  2,000        2,001 (h,i)
5.81%     11/26/32                                    433          433 (h,i)
Mid-State Trust
7.54%     07/01/35                                    994        1,061 (h)
Peco Energy Transition Trust
6.52%     12/31/10                                  2,219        2,317 (h)
Providian Gateway Master
   Trust (Class B)
5.85%     03/15/11                                  6,200        6,205 (b,h,i)
Residential Asset Mortgage
   Products, Inc.

5.59%     03/25/34                                    206          206 (h,i)
Residential Asset Securities Corp.
5.60%     07/25/32                                    748          748 (h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%     07/25/30                                  1,353        1,335 (h,i)
5.64%     06/25/33                                  1,189        1,189 (h,i)
5.67%     11/25/33                                  1,470        1,473 (h,i)
SLM Student Loan Trust (Class A)
5.41%     06/15/18                                  1,384        1,385 (h,i)
Structured Asset Investment
   Loan Trust
5.58%     02/25/35                                  4,155        4,159 (b,h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%     10/20/10                                  1,727        1,709 (h)
Wells Fargo Home Equity Trust
3.97%     05/25/34                                  1,332        1,303 (h,i)
                                                               121,253

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 32.0%

Abbey National PLC
7.95%     10/26/29                             $    3,205   $    4,042 (h)
Abbott Laboratories
5.88%     05/15/16                                  4,830        4,981 (h)
AES Panama S.A.
6.35%     12/21/16                                  1,565        1,536 (b)
AIG SunAmerica Global
   Financing VII
5.85%     08/01/08                                  3,330        3,356 (b,h)
Allied Waste North America Inc.
   (Series B)
7.13%     05/15/16                                  8,280        8,197
Allied World Assurance
   Holdings Ltd.
7.50%     08/01/16                                  2,080        2,233
Allstate Life Global Funding Trusts
3.85%     01/25/08                                  2,655        2,615 (h)
Altria Group, Inc.
7.20%     02/01/07                                  2,675        2,677 (h)
American Electric Power
   Company, Inc.
4.71%     08/16/07                                  2,845        2,831 (h,k)
American Electric Power
   Company, Inc. (Series C)
5.38%     03/15/10                                  1,340        1,333 (h)
American Electric Power
   Company, Inc. (Series D)
5.25%     06/01/15                                  2,155        2,090 (h)
American Express Travel Related
   Services Company Inc.
5.25%     11/21/11                                  4,730        4,727 (b)
American General Corp.
7.50%     08/11/10                                  1,855        1,987 (h)
American International Group, Inc.
6.25%     05/01/36                                  3,015        3,223
Appalachian Power Co. (Series G)
3.60%     05/15/08                                  1,630        1,591 (h)
Appalachian Power Co. (Series K)
5.00%     06/01/17                                  2,135        2,002 (h)
Archstone-Smith Operating Trust
3.00%     06/15/08                                  2,780        2,689 (h)
Arizona Public Service Co.
6.25%     08/01/16                                  3,165        3,232 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AT&T, Inc.
4.13%     09/15/09                             $    7,380   $    7,168 (h)
5.63%     06/15/16                                  4,985        4,953 (h)
5.88%     08/15/12                                  2,130        2,174 (h)
AvalonBay Communities, Inc. (REIT)
5.75%     09/15/16                                  2,075        2,082 (h)
BAC CAP TRUST V
5.63%     03/08/35                                  3,200        3,034 (h)
Banco BMG S.A.
9.15%     01/15/16                                  2,165        2,194 (b,h)
Banco de Credito del Peru
6.95%     11/07/21                                  1,565        1,565 (b,h,i)
Banco Mercantil del Norte S.A.
5.88%     02/17/14                                  4,400        4,431 (b,h,i)
6.86%     10/13/21                                  3,040        3,073 (b,h)
Banco Santander Chile
5.38%     12/09/14                                  3,465        3,412 (b,h)
Bank of America Corp.
5.75%     08/15/16                                  2,530        2,583 (h)
Bear Stearns Companies, Inc.
5.55%     01/22/17                                  3,270        3,264
BellSouth Corp.
4.20%     09/15/09                                  2,890        2,813 (h)
6.55%     06/15/34                                  3,035        3,109 (h)
Bertin Ltda
10.25%    10/05/16                                  1,365        1,440 (b)
10.25%    10/05/16                                  1,490        1,576
BJ Services Co.
5.75%     06/01/11                                  3,150        3,175 (h)
BNP US Funding LLC (Series A)
7.74%     12/31/49                                  1,710        1,741 (b,h,i)
Boyd Gaming Corp.
7.13%     02/01/16                                  3,310        3,293 (h)
Braskem S.A.
8.00%     01/26/17                                  1,750        1,844 (b,h)
Bristol-Myers Squibb Co.
5.88%     11/15/36                                  2,145        2,120
British Telecommunications PLC
8.63%     12/15/10                                  1,260        1,407 (h)
Burlington Northern
   Santa Fe Corp.
8.13%     04/15/20                                  4,840        5,791 (h)
Cablevision Systems Corp.
8.00%     04/15/12                                  2,825        2,776 (h)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Cadbury Schweppes US
   Finance LLC
3.88%     10/01/08                             $    2,035   $    1,982 (b,h)
Campbell Soup Co.
5.50%     03/15/07                                  2,725        2,726 (h)
Cap Cana S.A.
9.63%     11/03/13                                  1,565        1,587 (b,h)
Capital One Bank
6.50%     06/13/13                                  1,325        1,397 (h)
Capital One Financial Corp.
8.75%     02/01/07                                  3,200        3,208 (h)
Carolina Power & Light Co.
5.15%     04/01/15                                  1,500        1,465 (h)
5.70%     04/01/35                                    815          796 (h)
6.13%     09/15/33                                  3,090        3,197 (h)
CBS Corp.
5.63%     05/01/07                                  2,325        2,326 (h)
CCSA Finance Ltd.
7.88%     05/17/16                                  1,690        1,813 (b,h)
Chaoda Modern Agriculture
7.75%     02/08/10                                  2,725        2,725 (b,h)
Cia de Transporte de Energia
   Electrica de Alta Tension S.A.
   (Series 1)
8.88%     12/15/16                                  1,005        1,008 (b)
CIT Group, Inc.
5.13%     09/30/14                                  3,515        3,416
Citigroup, Inc.
5.10%     09/29/11                                  4,825        4,804
5.85%     12/11/34                                  5,265        5,353
Clarendon Alumina
   Production Ltd.
8.50%     11/16/21                                  1,565        1,632 (b)
Clear Channel
   Communications, Inc.
4.63%     01/15/08                                  3,355        3,323 (h)
CNA Financial Corp.
6.50%     08/15/16                                  1,990        2,076 (h)
Comcast Cable Communications
   Holdings, Inc.
9.46%     11/15/22                                  3,730        4,829 (h)
Comcast Cable
   Communications, Inc.
6.88%     06/15/09                                  4,998        5,172 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Comcast Corp.
5.88%     02/15/18                             $    3,275   $    3,233
Commonwealth Bank
   of Australia
6.02%     03/29/49                                  3,070        3,106 (b,h,i)
Commonwealth Edison Co.
5.40%     12/15/11                                  2,495        2,480
ConocoPhillips Canada
   Funding Co.
5.95%     10/15/36                                  3,120        3,168
Consolidated Edison
   Company of New York
5.63%     07/01/12                                  4,075        4,137 (h)
Constellation Brands, Inc.
7.25%     09/01/16                                  8,280        8,508
Consumers Energy Co.
5.15%     02/15/17                                  2,060        1,965 (h)
Corp Andina de Fomento
5.75%     01/12/17                                  2,385        2,399 (h)
Cosan S.A. Industria e Comercio
8.25%     02/28/49                                  2,690        2,616 (b,h)
Cosipa Commercial Ltd.
8.25%     06/14/16                                  2,165        2,403 (b,h)
Countrywide Home Loans, Inc.
5.63%     05/15/07                                  2,035        2,037 (h)
CRH America, Inc.
6.00%     09/30/16                                  2,100        2,120 (h)
Crown Americas LLC and
   Crown Americas Capital Corp.
7.75%     11/15/15                                  8,460        8,777 (h)
CSX Transportation, Inc.
9.75%     06/15/20                                  1,365        1,824 (h)
DaimlerChrysler NA Holding Corp.
4.05%     06/04/08                                  2,000        1,960 (h)
4.75%     01/15/08                                  2,000        1,983 (h)
5.88%     03/15/11                                  2,080        2,089 (h)
DBS Bank Ltd.
5.00%     11/15/19                                  2,820        2,733 (b,h,i)
7.88%     08/10/09                                  3,350        3,559 (b)
Delhaize America, Inc.
8.13%     04/15/11                                  2,225        2,400 (h)
Detroit Edison Co.
6.13%     10/01/10                                  3,245        3,316

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Detroit Edison Co. (Series B)
5.45%     02/15/35                             $    3,470   $    3,228 (h)
Deutsche Bank Capital
   Funding Trust VII
5.63%     01/19/49                                  1,380        1,356 (b,h,i)
Devon OEI Operating Inc.
4.38%     10/01/07                                  1,410        1,399 (h)
Diageo Capital PLC
5.50%     09/30/16                                  3,145        3,105 (h)
Dominion Resources, Inc.
5.69%     05/15/08                                  3,165        3,170 (h,k)
Dominion Resources, Inc.
   (Series B)
4.13%     02/15/08                                  3,330        3,282 (h)
6.30%     09/30/66                                  4,335        4,355 (h,i)
Dover Corp.
6.50%     02/15/11                                  1,930        2,012
6.65%     06/01/28                                  1,250        1,381
Duke Capital LLC
5.67%     08/15/14                                  2,050        2,045 (h)
Duke Energy Corp.
5.38%     01/01/09                                  1,065        1,063
Echostar DBS Corp.
7.00%     10/01/13                                  9,120        9,109
EI Du Pont de Nemours & Co.
4.88%     04/30/14                                  2,080        2,008
El Paso Corp.
7.63%     09/01/08                                  3,050        3,141 (h)
El Paso Electric Co.
6.00%     05/15/35                                  3,210        3,100 (h)
El Paso Production
   Holding Company
7.75%     06/01/13                                  5,525        5,781 (h)
Embarq Corp.
7.08%     06/01/16                                  3,140        3,197 (h)
Empresa Energetica de Sergipe
   and Sociedade Anonima de
   Eletrificaao da Paraiba
10.50%    07/19/13                                  2,210        2,354 (b,h)
Enterprise Products Operating LP
4.00%     10/15/07                                  5,570        5,502 (h)
EOP Operating LP
7.00%     07/15/11                                  4,240        4,589 (h)
7.75%     11/15/07                                  2,845        2,904 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Evraz Group S.A.
8.25%     11/10/15                             $    2,725   $    2,803 (b,h)
Firstar Bank NA
7.13%     12/01/09                                  2,240        2,357
FirstEnergy Corp. (Series B)
6.45%     11/15/11                                  2,980        3,108 (h)
FPL Group Capital, Inc. (Series B)
5.55%     02/16/08                                  3,630        3,635 (h)
Gaz Capital for Gazprom
6.21%     11/22/16                                  2,690        2,709 (b)
Georgia Gulf Corp.
9.50%     10/15/14                                  5,500        5,363 (b)
Georgia Power Co.
4.88%     07/15/07                                  3,565        3,554 (h)
Goldman Sachs Group, Inc.
5.75%     10/01/16                                  7,115        7,223
Greater Bay Bancorp
5.25%     03/31/08                                  4,870        4,856 (h)
Greentown China Holdings Ltd.
9.00%     11/08/13                                  1,565        1,612 (b)
GS Caltex Corp.
5.50%     10/15/15                                  3,245        3,210 (b,h)
GTE Corp.
6.94%     04/15/28                                  4,600        4,788 (h)
7.51%     04/01/09                                  2,125        2,217 (h)
Halliburton Co.
8.75%     02/15/21                                  1,945        2,436 (h)
Harrah's Operating Company Inc.
5.75%     10/01/17                                  1,470        1,232 (h)
Hexion US Finance Corp.
9.75%     11/15/14                                  5,500        5,576 (b)
Home Depot, Inc.
5.25%     12/16/13                                  3,120        3,097
5.40%     03/01/16                                  2,280        2,229
Host Hotels & Resorts LP (Series R)
6.88%     11/01/14                                  1,950        1,974 (b)
HSBC Capital Funding LP
4.61%     12/29/49                                  3,400        3,166 (b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%     12/31/49                                  3,380        3,808 (b,h,i)
HSBC Finance Corp.
5.25%     01/15/14                                  3,215        3,188
6.50%     11/15/08                                  3,396        3,470 (h)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

HSBC Holdings PLC
6.50%     05/02/36                             $      625   $      672
Hutchison Whampoa Finance
   CI Ltd. (Series C)
7.50%     08/01/27                                  5,410        6,169 (b,h)
Hydro Quebec
8.05%     07/07/24                                  4,465        5,777
8.50%     12/01/29                                  1,455        2,027
IBM Canada Credit Services Co.
3.75%     11/30/07                                  1,790        1,760 (b,h)
Idearc Inc.
8.00%     11/15/16                                  5,445        5,527 (b)
IIRSA Norte Finance Ltd.
8.75%     05/30/24                                  2,690        3,154 (b,h)
Indiana Michigan Power
   Company (Series H)
6.05%     03/15/37                                  1,280        1,257
Industrias Unidas S.A.
11.50%    11/15/16                                  2,825        2,966 (b)
ING Capital Funding TR III
8.44%     12/29/49                                  2,765        3,060 (h,i)
ING Groep N.V.
5.78%     12/29/49                                  5,280        5,258 (h,i)
International Business
   Machines Corp.
3.80%     02/01/08                                  2,140        2,106 (h)
IPSCO, Inc.
8.75%     06/01/13                                  2,265        2,426
iStar Financial, Inc. (REIT)
4.88%     01/15/09                                  1,070        1,054 (h)
7.00%     03/15/08                                  2,040        2,074 (h)
JBS S.A.
10.50%    08/04/16                                  1,700        1,810 (b,h)
JP Morgan Chase & Co.
7.00%     11/15/09                                  3,965        4,147 (h)
JP Morgan Chase Bank
5.88%     06/13/16                                  4,250        4,377
Kansas Gas & Electric
5.65%     03/29/21                                  1,705        1,666 (h)
Kazkommerts International
7.50%     11/29/16                                  2,830        2,823 (b)
Kimco Realty Corp. (REIT)
4.82%     06/01/14                                  2,135        2,037 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
------ -------------------------------------------------------------------------

Kinder Morgan Energy
   Partners LP
5.13%     11/15/14                             $    2,540   $    2,417 (h)
Kraft Foods, Inc.
5.25%     06/01/07                                  2,310        2,308 (h)
Landsbanki Islands
6.07%     08/25/09                                  3,245        3,269 (b,i)
6.10%     08/25/11                                  2,160        2,196 (b,h)
Lehman Brothers Holdings, Inc.
5.75%     07/18/11                                  1,795        1,831
Lloyds TSB Group PLC
6.27%     12/31/49                                  2,195        2,195 (b,i)
MacDermid, Inc.
9.13%     07/15/11                                  5,685        5,912 (h)
Majapahit Holding BV
7.25%     10/17/11                                  5,295        5,447 (b)
7.75%     10/17/16                                  4,480        4,743 (b)
Majestic Star Casino LLC
9.50%     10/15/10                                  5,880        6,174
Markel Corp.
7.35%     08/15/34                                  1,195        1,290
Mediacom LLC
9.50%     01/15/13                                  5,520        5,686
Merck & Company, Inc.
5.75%     11/15/36                                  1,589        1,572
Merrill Lynch & Company, Inc.
6.05%     05/16/16                                  3,550        3,682 (h)
Metropolitan Life Global
   Funding I
4.25%     07/30/09                                  3,910        3,816 (b)
MGM Mirage
5.88%     02/27/14                                  3,845        3,557 (h)
Midamerican Energy
   Holdings Co.
3.50%     05/15/08                                  3,160        3,081 (h)
6.13%     04/01/36                                  2,165        2,182
Mohegan Tribal Gaming Authority
8.00%     04/01/12                                  5,645        5,878 (h)
Morgan Stanley (Series F)
5.50%     01/18/08                                  9,000        9,013 (h,i)
6.25%     08/09/26                                  2,520        2,635 (h)
Motorola, Inc.
4.61%     11/16/07                                  3,340        3,318 (h)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

MUFG Capital Finance 1 Ltd.
6.35%     07/25/49                             $    2,070   $    2,103 (h,i)
Munich Re America Corp.
   (Series B)
7.45%     12/15/26                                  2,080        2,386
NAK Naftogaz Ukrainy
8.13%     09/30/09                                  5,600        5,467
Nakilat Inc.
6.07%     12/31/33                                  3,230        3,206 (b)
6.27%     12/31/33                                  2,725        2,700 (b)
National Power Corp.
9.63%     05/15/28                                  2,760        3,347 (h)
NB Capital Trust IV
8.25%     04/15/27                                  4,160        4,345 (h)
Nelnet, Inc.
5.13%     06/01/10                                  2,800        2,739 (h)
Nevada Power Co. (Series N)
6.65%     04/01/36                                  1,480        1,537
New Cingular Wireless
   Services Inc.
8.75%     03/01/31                                  3,600        4,665 (h)
News America, Inc.
7.25%     05/18/18                                  1,915        2,090 (h)
Nisource Finance Corp.
5.45%     09/15/20                                  3,165        2,946 (h)
7.88%     11/15/10                                  1,080        1,164
Noble Group, Ltd.
6.63%     03/17/15                                  2,725        2,475 (b)
Norfolk Southern Corp.
6.00%     04/30/08                                    475          479 (h)
8.63%     05/15/10                                  3,125        3,421
Norfolk Southern Railway Co.
9.75%     06/15/20                                  2,360        3,180 (h)
Northeast Utilities (Series B)
3.30%     06/01/08                                  2,105        2,044 (h)
Northern States Power Co.
6.25%     06/01/36                                  1,240        1,326 (h)
NorthWestern Corp.
5.88%     11/01/14                                  3,875        3,807 (h)
Ohio Power Co. (Series E)
6.60%     02/15/33                                  1,120        1,191 (h)
ONEOK Partners LP
5.90%     04/01/12                                  2,075        2,098 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Pacific Bell
7.13%     03/15/26                             $    1,495   $    1,598 (h)
Pacific Gas & Electric Co.
6.05%     03/01/34                                  1,630        1,645 (h)
PanAmSat Corp.
9.00%     08/15/14                                  6,305        6,660 (h)
Pemex Finance Ltd.
9.03%     02/15/11                                  5,729        6,107 (h)
9.69%     08/15/09                                  3,638        3,931 (h)
Pemex Project Funding
   Master Trust
6.13%     08/15/08                                  3,145        3,167 (h)
7.38%     12/15/14                                  2,020        2,220 (h)
Pepco Holdings, Inc.
5.50%     08/15/07                                  1,385        1,384 (h)
5.99%     06/01/10                                  3,250        3,254 (h,i)
Peru Enhanced Pass-Through
   Finance Ltd.
3.65%     05/31/18                                  2,470        1,636 (b,d)
Petrobras International
   Finance Company
6.13%     10/06/16                                  2,085        2,106 (h)
Pioneer Natural Resources Co.
6.88%     05/01/18                                  5,525        5,342 (h)
Popular North America, Inc.
4.25%     04/01/08                                  3,200        3,148 (h)
Potomac Edison Co.
5.35%     11/15/14                                  1,520        1,497 (h)
Procter & Gamble - ESOP
   (Series A)
9.36%     01/01/21                                  4,726        5,906 (h)
Prudential Financial, Inc.
5.51%     06/13/08                                  5,000        5,012 (h,i)
5.70%     12/14/36                                  3,120        3,046
Prudential Holdings LLC
   (Series C)
8.70%     12/18/23                                  3,210        3,925 (b,h)
Public Service Company
   of Colorado
7.88%     10/01/12                                  3,330        3,726
Puget Sound Energy, Inc.
3.36%     06/01/08                                  2,120        2,061 (h)
5.48%     06/01/35                                  2,135        1,950 (h)
6.27%     03/15/37                                  1,260        1,280 (h)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Rabobank Capital Funding II
5.26%     12/31/49                             $    3,670   $    3,589 (b,h,i)
Rabobank Capital Funding Trust
5.25%     12/29/49                                  2,130        2,054 (b,h,i)
Ranhill Labuan Ltd.
12.50%    10/26/11                                  1,720        1,703 (b)
Reichhold Industries, Inc.
9.00%     08/15/14                                  5,450        5,341 (b)
Resona Bank Ltd.
5.85%     09/29/49                                  3,070        2,998 (b,h,i)
Roseton Danskammer (Series B)
7.67%     11/08/16                                  5,520        5,720 (h)
Rouse Company LP (REIT)
6.75%     05/01/13                                  3,245        3,259 (b,h)
Royal Bank of Scotland
   Group PLC
5.00%     10/01/14                                  2,450        2,388
RSHB Capital S.A.
7.18%     05/16/13                                  2,750        2,898 (b,h)
Simon Property Group, L.P. (REIT)
4.60%     06/15/10                                  2,165        2,112 (h)
4.88%     08/15/10                                  3,870        3,803 (h)
Skandinaviska Enskilda
   Banken AB
7.50%     03/29/49                                  2,510        2,634 (b,i)
SLM Corp.
4.00%     01/15/10                                  3,125        3,016
Smith International, Inc.
6.00%     06/15/16                                  2,105        2,141 (h)
Southern Copper Corp.
7.50%     07/27/35                                  5,380        5,833 (h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%     12/03/14                                  3,730        3,624 (i)
Station Casinos Inc.
7.75%     08/15/16                                  2,160        2,176 (h)
Stewart Enterprises, Inc.
6.25%     02/15/13                                  6,860        6,603 (h)
Sunoco, Inc.
5.75%     01/15/17                                  3,120        3,052
Telecom Italia Capital S.A.
4.88%     10/01/10                                  5,200        5,055
5.98%     07/18/11                                  1,705        1,702 (h,i)
7.20%     07/18/36                                  2,080        2,164

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Telefonos de Mexico S.A. de C.V.
4.50%     11/19/08                             $    1,225   $    1,203 (h)
The Kroger Co.
6.80%     12/15/18                                  2,085        2,185 (h)
The Thomson Corp.
5.50%     08/15/35                                  2,125        1,951 (h)
TNK-BP Finance S.A.
7.50%     07/18/16                                  1,450        1,542 (b,h)
Tronox Worldwide LLC
9.50%     12/01/12                                  5,450        5,736
TXU Electric Delivery Co.
5.00%     09/01/07                                    674          671 (h)
6.38%     05/01/12                                    875          900 (h)
Union Pacific Railroad Co.
5.87%     07/02/30                                  2,110        2,166 (h)
United Overseas Bank Ltd.
4.50%     07/02/13                                  4,325        4,112 (b,h)
Vale Overseas Ltd.
8.25%     01/17/34                                  2,760        3,269 (h)
Valero Energy Corp.
3.50%     04/01/09                                  3,465        3,327 (h)
Verizon Pennsylvania Inc.
8.75%     08/15/31                                  2,125        2,540 (h)
VTB Capital S.A.
5.97%     08/01/08                                  2,185        2,186 (b,i)
6.12%     09/21/07                                  2,115        2,115 (b,h,i)
Wachovia Corp.
5.25%     08/01/14                                  3,195        3,153
5.63%     10/15/16                                  3,210        3,234
Wal-Mart Stores, Inc.
5.25%     09/01/35                                  2,150        1,980
Wells Fargo & Co.
5.25%     12/01/07                                    805          804 (h)
Wells Fargo Bank NA
5.95%     08/26/36                                  1,320        1,361 (h)
Westar Energy, Inc.
5.15%     01/01/17                                  1,450        1,377 (h)
7.13%     08/01/09                                  1,160        1,199 (h)
Westfield Capital Corporation Ltd.
4.38%     11/15/10                                  3,100        2,990 (b,h)
Weyerhaeuser Co.
6.13%     03/15/07                                    583          583 (h)
7.38%     03/15/32                                  1,040        1,085

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

--------------------------------------------------------------------------------
GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Williams Partners LP
7.25%     02/01/17                             $    3,265   $    3,330 (b)
Wisconsin Electric Power
3.50%     12/01/07                                  2,565        2,521 (h)
5.70%     12/01/36                                    315          313
Wyeth
4.38%     03/01/08                                  2,400        2,374 (h)
6.95%     03/15/11                                  2,075        2,204 (h)
                                                               803,642

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.8%

Banc of America Commercial
   Mortgage Inc.
5.32%     10/10/11                                  3,131        3,137 (h)
Banc of America Funding Corp.
5.75%     03/20/36                                  1,755        1,746 (h,i)
5.87%     02/20/36                                  2,989        2,987 (h,i)
Banc of America Mortgage
   Securities (Class B)
5.33%     10/25/35                                  1,208        1,169 (h,i)
5.38%     01/25/36                                  1,844        1,806 (h,i)
5.56%     02/25/36                                  1,395        1,376 (h,i)
Bank of America Alternative
   Loan Trust
6.50%     07/25/35                                  2,469        2,500 (h)
Bear Stearns Commercial
   Mortgage Securities
5.41%     03/11/39                                  1,472        1,486 (h,i)
5.48%     10/12/41                                  4,563        4,600 (h,i)
5.53%     10/12/41                                  4,563        4,617 (h,i)
6.02%     02/14/31                                  3,657        3,697 (h)
CalSTRS Trust
4.13%     11/20/12                                  5,926        5,859 (b,h)
Citigroup Mortgage Loan
   Trust, Inc.
6.10%     08/25/36                                  3,772        3,781 (h,i)
Countrywide Alternative
   Loan Trust
5.98%     05/25/36                                    660          597 (h,i)
6.00%     03/25/36 - 08/25/36                       3,196        2,776 (h)
Countrywide Alternative Loan
   Trust (Class B)
6.00%     05/25/36 - 08/25/36                       1,997        1,793 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Countrywide Home Loan
   Mortgage Pass Through
   Trust (Class M)
5.50%     12/25/35                             $    1,658   $    1,609 (h)
Credit Suisse Mortgage
   Capital Certificates
5.47%     09/15/39                                  3,967        3,998 (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%     02/25/36                                    995          970 (h,i)
CS First Boston Mortgage
   Securities Corp.
1.50%     03/15/35                                 73,482        2,543 (b,h,i)
5.22%     07/15/37                                 54,140        1,427 (b,d,h,i)
5.25%     08/25/34                                  1,644        1,628
5.33%     10/25/35                                  1,665        1,593 (h,i)
DLJ Commercial Mortgage Corp.
6.24%     11/12/31                                  7,638        7,728 (h)
First Horizon Alternative Mortgage
   Securities (Class B)
5.98%     05/25/36                                    433          389 (h,i)
First Union-Lehman Brothers-
   Bank of America
6.56%     11/18/35                                  2,935        2,964 (h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%     05/15/35                                  5,034        5,091 (h)
6.47%     04/15/34                                  2,000        2,080 (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.12%     12/10/41                                 83,857        1,884 (d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%     04/10/37                                  4,200        4,185 (h)
Impac CMB Trust
5.61%     04/25/35                                  3,662        3,667 (h,i)
Impac CMB Trust (Class 1)
5.71%     10/25/34                                  3,744        3,748 (h,i)
Impac CMB Trust (Class A)
6.11%     12/25/33                                    936          936 (h,i)
Impac Secured Assets CMN
   Owner Trust (Class A)
5.57%     11/25/36                                 13,962       13,979 (i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Indymac INDA Mortgage
   Loan Trust
5.16%     01/25/36                             $      474   $      460 (h,i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%     01/25/36                                    955          946 (h,i)
Indymac Index Mortgage
   Loan Trust
5.38%     06/25/35                                  2,797        2,750 (h,i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
1.12%     01/12/39                                 45,323        1,538 (b,h,i)
6.47%     11/15/35                                  5,391        5,649 (h)
JP Morgan Mortgage Trust
5.41%     11/25/35                                  5,413        5,342 (h,i)
LB-UBS Commercial
   Mortgage Trust
4.06%     09/15/27                                  6,696        6,521 (h,i)
4.51%     12/15/29                                  3,039        2,946 (h)
4.53%     01/15/36                                 23,080        1,525 (b,d,h)
5.06%     01/18/12                                 76,496        2,037 (d,h,i)
5.26%     09/15/39                                  5,130        5,136 (h)
5.37%     09/15/39                                  3,000        3,005 (h)
6.23%     03/15/26                                  3,000        3,054 (h)
6.31%     10/15/35                                 23,376          974 (b,d,h,i)
6.92%     09/15/39                                 24,986          480 (b,d,h,i)
7.34%     02/15/40                                 52,674        1,125 (b,d,h,i)
7.67%     03/15/36                                 87,646        2,479 (b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%     12/15/30                                  1,777        1,841 (h)
6.65%     11/15/27                                  8,377        8,803 (h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%     07/14/16                                    750          793 (b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
5.28%     09/15/39                                145,010        4,929 (d,h,i)
7.65%     12/15/39                                 52,997          919 (b,d,h,i)
8.38%     03/15/32                                 58,265          818 (d,h,i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
5.61%     10/15/17                                  7,000        7,001 (b,h,i)
5.66%     10/15/17                                  4,000        4,000 (b,h,i)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Master Alternative Loans Trust
5.00%     08/25/18                             $    2,376   $      368 (g,h)
6.50%     08/25/34 - 05/25/35                       9,628        9,759 (h)
Master Alternative Loans
   Trust (Class 3)
6.50%     01/25/35                                  2,649        2,686 (h)
Merrill Lynch Mortgage
   Trust (Class A)
5.62%     05/12/39                                  5,006        5,088 (h,i)
MLCC Mortgage Investors, Inc.
5.39%     02/25/36                                  1,505        1,482 (h,i)
Morgan Stanley Capital I
5.28%     12/15/43                                  2,021        2,023 (i)
5.33%     12/15/43                                  2,021        2,016 (i)
5.39%     11/12/41                                  4,629        4,621 (i)
5.71%     07/20/44                                  3,000        3,064 (h)
7.11%     04/15/33                                  1,020        1,060 (h)
Morgan Stanley Dean Witter
   Capital I (Class A)
5.72%     12/18/32                                     68           69 (h)
6.39%     10/15/35                                  5,000        5,228 (h)
6.54%     02/15/31                                    695          711 (h)
Mortgage Capital Funding Inc.
   (Class C)
6.73%     06/18/30                                  2,046        2,079 (h)
MortgageIT Trust (Class A)
5.65%     08/25/35                                  5,685        5,702 (h,i)
Nomura Asset Securities Corp.
   (Class A)
6.59%     03/15/30                                  8,306        8,407 (h)
Opteum Mortgage
   Acceptance Corp.
5.65%     02/25/35                                  3,446        3,445 (h,i)
Puma Finance Ltd. (Class A)
5.53%     03/25/34                                  1,662        1,663 (h,i)
Residential Accredit Loans, Inc.
6.00%     01/25/36 - 04/25/36                       3,778        3,655 (h)
6.03%     01/25/36                                  1,037        1,041 (h,i)
Residential Funding Mortgage
   Security I
5.75%     01/25/36                                  1,759        1,715 (h)
Residential Mortgage Securities
5.44%     08/10/30                                  2,195        2,194 (b,h,i)
Sequoia Mortgage Trust
5.61%     06/20/34                                    489          490 (h,i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Structured Asset Securities
   Corp. (Class X)
2.15%     02/25/28                             $    8,568   $      369 (i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%     03/15/45                                 12,216       12,319 (h)
5.68%     05/15/43                                  4,341        4,407 (h,i)
Wachovia Bank Commercial
   Mortgage Trust (Class A)
5.77%     07/15/45                                  5,016        5,163 (h)
Washington Mutual Inc.
5.68%     01/25/45                                  2,212        2,219 (h,i)
Wells Fargo Mortgage Backed
  Securities Trust
5.00%     11/25/20                                  4,334        4,273 (h)
5.35%     10/25/36                                  7,120        7,079 (h,i)
5.39%     08/25/35                                  4,169        4,069 (h,i)
5.50%     01/25/36 - 03/25/36                       4,132        3,956 (h)
Wells Fargo Mortgage Backed
   Securities Trust (Class B)
5.50%     03/25/36                                  2,970        2,869 (h)
                                                               294,706
SOVEREIGN BONDS -- 2.0%

Government of Argentina
7.00%     03/28/11 - 09/12/13                       8,420        8,334
8.28%     12/31/33                                  3,032        3,297 (j)
9.38%     09/14/18                                  1,565        1,617 (b)
Government of Bahamas
6.63%     05/15/33                                  2,400        2,678 (b,h)
Government of Brazil
12.50%    01/05/22                                  9,030        4,841
Government of Colombia
7.38%     09/18/37                                  2,690        2,888 (h)
8.13%     05/21/24                                  2,400        2,772 (h)
Government of
   Manitoba Canada
4.90%     12/06/16                                  2,120        2,090
Government of Philippine
7.75%     01/14/31                                  2,690        3,053 (h)
Government of Turkey
7.38%     02/05/25                                  2,690        2,757 (h)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Government of Ukraine
6.58%     11/21/16                             $    4,585   $    4,585 (b)
Government of Uruguay
7.63%     03/21/36                                  2,725        2,997
8.00%     11/18/22                                  1,930        2,191 (h)
Government of Venezuela
7.65%     04/21/25                                  2,725        2,970
9.38%     01/13/34                                  3,295        4,349
                                                                51,419
TOTAL BONDS AND NOTES
   (COST $2,577,813)                                         2,538,493

--------------------------------------------------------------------------------
                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK - 0.1%
--------------------------------------------------------------------------------

KeyCorp Capital
   (COST $2,145)                                   85,800        2,166 (a)

                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 17.8%
--------------------------------------------------------------------------------

ASSET BACKED -- 13.2%
AESOP Funding II LLC (Class A)
5.47%     04/20/10                             $    5,000        5,012 (b,i)
American Express Credit Account
   Master Trust (Class A)
5.46%     10/15/10                                  4,000        4,007 (i)
Arran Master Trust (Class A)
5.37%     12/15/10                                  3,000        3,000 (i)
Bayview Financial Acquisition
   Trust (Class A)
5.80%     02/28/44                                  5,862        5,868 (i)
Capital Auto Receivables Asset
   Trust (Class A)
5.41%     04/15/08                                  1,049        1,049 (i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Chase Credit Card Master Trust
   (Class A)
5.39%     09/15/09                             $    3,000   $    3,001 (i)
Chase Issuance Trust
5.36%     12/15/10                                 10,000       10,004 (i)
Citibank Credit Card Issuance Trust
5.36%     12/15/10                                  4,500        4,503 (i)
5.44%     03/20/09                                  8,000        8,002 (i)
5.46%     11/22/10                                 10,000       10,018 (i)
CNH Equipment Trust
5.42%     10/15/08                                  1,199        1,199 (i)
CNH Equipment Trust (Class A)
5.51%     12/15/10                                  1,200        1,202 (b,i)
CNH Wholesale Master Note
   Trust (Class A)
5.46%     06/15/11                                  2,000        2,002 (i)
Countrywide Asset-Backed
   Certificates
5.43%     06/25/35                                  5,260        5,260 (i)
5.55%     05/25/35                                  3,704        3,704 (i)
5.61%     07/25/34                                  3,000        3,004 (i)
5.78%     05/25/33                                     52           52 (i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.65%     06/25/33                                     20           20 (i)
Countrywide Asset-Backed
   Certificates (Class A)
5.75%     03/25/33                                    802          803 (i)
Countrywide Home Equity
   Loan Trust
5.59%     01/15/30                                  8,570        8,579 (i)
Countrywide Home Equity Loan
   Trust (Class A)
5.59%     05/15/28                                  3,635        3,636 (i)
Discover Card Master Trust I
   (Class A)
5.37%     05/15/11                                  6,500        6,503 (i)
First Franklin Mortgage Loan
   Asset Backed Certificates
5.61%     11/25/36                                  3,000        3,005 (i)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

First Franklin Mortgage Loan
   Asset Backed Certificates
   (Class M)
5.80%     03/25/35                             $   10,000   $   10,055 (i)
First Horizon Asset Back
   Trust (Class A)
5.57%     02/25/34                                  1,177        1,178 (i)
Fleet Credit Card Master
   Trust II (Class A)
5.49%     04/15/10                                  8,000        8,009 (i)
Fleet Home Equity Loan
   Trust (Class A)
5.60%     01/20/33                                  2,140        2,142 (i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
5.39%     07/15/09                                 35,000       34,991 (i)
Fremont Home Loan Trust
5.55%     04/25/35                                  5,177        5,180 (i)
GMAC Mortgage Corp. Loan Trust
5.44%     08/25/35                                  4,700        4,701 (i)
Gracechurch Card Funding PLC
5.36%     06/15/10                                  5,000        5,002 (i)
Gracechurch Card Funding PLC
   (Class A)
5.36%     11/15/10                                  2,500        2,501 (i)
5.38%     02/17/09                                 10,000       10,000 (i)
5.46%     03/15/10                                  3,500        3,505 (i)
GSAA Trust
5.38%     10/25/36                                  2,279        2,279 (i)
5.60%     01/25/36                                 10,000       10,017 (i)
GSAMP Trust
5.50%     12/25/35                                 12,500       12,505 (i)
Hertz Vehicle Financing LLC
5.44%     05/25/08                                  9,167        9,167 (b,i)
5.49%     02/25/10                                  5,000        5,002 (b,i)
Indymac Residential
   Asset Backed Trust
5.37%     11/25/36                                  4,504        4,503 (i)
5.43%     09/13/36                                 10,449       10,446 (i)
5.52%     10/25/35                                 20,000       20,008 (i)
Irwin Home Equity
5.50%     02/25/36                                    804          804 (b,i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

JP Morgan Mortgage
   Acquisition Corp.
5.43%     01/25/36                             $    6,511   $    6,512 (i)
Long Beach Mortgage
   Loan Trust
5.45%     05/25/36                                  3,800        3,801 (i)
5.47%     09/25/35                                    265          265 (i)
5.63%     09/25/35                                  6,000        6,010 (i)
Meritage Mortgage Loan
   Trust (Class II)
5.62%     07/25/64                                  1,855        1,856 (i)
Metris Master Trust (Class A)
5.45%     03/21/11                                  7,000        6,971 (i)
Option One Mortgage Loan
   Trust (Class A)
5.77%     02/25/33                                    416          417 (i)
Residential Asset Mortgage
   Products, Inc.
5.62%     12/25/33                                  4,508        4,521 (i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.63%     06/25/32                                    123          125 (i)
Residential Asset
   Securities Corp.
5.45%     06/25/36                                  3,000        3,000 (i)
5.60%     01/25/36                                 12,000       12,026 (i)
Residential Asset Securities
   Corp. (Class A)
5.64%     06/25/33                                    183          183 (i)
Residential Funding Mortgage
   Securities II Inc. (Class A)
5.56%     02/25/34                                    281          281 (i)
Saxon Asset Securities Trust
5.46%     03/25/36                                 10,671       10,672 (i)
5.58%     05/25/35                                  1,375        1,376 (i)
5.64%     08/25/35                                    130          130 (i)
Structured Asset Investment
   Loan Trust
5.52%     04/25/35                                  5,700        5,703 (i)
Structured Asset
   Securities Corp.
5.55%     02/25/35                                  4,166        4,170 (i)

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Wachovia Asset Securitization
   Inc. (Class A)
5.57%     06/25/34                             $    1,746   $    1,748 (i)
Waverly Community School
5.45%     05/25/36                                  5,527        5,528 (i)
                                                               330,723
CORPORATE NOTES -- 1.0%

Countrywide Financial Corp.
5.52%     09/02/08                                 12,000       12,007 (i)
Marsh & McLennan
   Companies, Inc.
5.51%     07/13/07                                  3,000        3,000 (i)
VTB Capital S.A.
6.12%     09/21/07                                 10,000       10,000 (b,i)
                                                                25,007

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%

Banc of America Large Loan
5.56%     03/15/22                                 10,000       10,004 (b,i)
Crusade Global Trust (Class A)
5.55%     09/18/34                                  1,647        1,650 (i)
Granite Master Issuer PLC
5.45%     12/20/24                                 13,000       13,006 (i)
5.46%     12/20/54                                  9,000        9,005 (i)
Granite Mortgages PLC (Class 1)
5.55%     01/20/43                                    965          966 (i)
Impac CMB Trust
5.68%     08/25/33                                  1,163        1,163 (i)
Impac CMB Trust (Class 1)
5.71%     10/25/34                                  4,529        4,534 (i)
Impac Secured Assets CMN
   Owner Trust
5.74%     03/25/36                                  5,435        5,449 (i)
Interstar Millennium
   Trust (Class A)
5.56%     03/14/36                                  1,158        1,160 (i)
JP Morgan Alternative Loan Trust
5.38%     08/25/36 - 10/25/36                      14,674       14,650 (i)
Medallion Trust (Class A)
5.41%     08/22/36                                  3,032        3,040 (i)
Morgan Stanley Capital I
5.94%     01/15/21                                  9,000        9,000 (b,i)

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

GE S&S INCOME FUND                   (dollars in thousands) -- December 31, 2006
--------------------------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                PRINCIPAL
                                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

National RMBS Trust
5.48%     03/20/34                             $    1,738   $    1,738 (i)
Residential Accredit Loans, Inc.
5.53%     07/25/36                                  4,299        4,300 (i)
Thornburg Mortgage Securities
   Trust (Class A)
5.56%     12/25/35                                  3,796        3,792 (i)
5.69%     04/25/43                                  1,041        1,042 (i)
Washington Mutual Inc.
5.69%     01/25/45                                  1,785        1,787 (i)
5.80%     07/25/44                                  2,961        2,984 (i)
                                                                89,270
TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $444,910)                                             445,000

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,024,868)                                         2,985,659

                                                   NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.8%
--------------------------------------------------------------------------------

AFFILIATED SHORT-TERM INVESTMENTS -- 6.0%

GEI Short Term Investment Fund
5.56%                                         151,928,991   $  151,929 (d,l)

AFFILIATED SHORT-TERM SECURITIES PURCHASED
WITH COLLATERAL FROM SECURITIES ON
LOAN -- 6.8%

GEI Short Term Investment Fund
5.56%                                         170,059,354      170,059 (d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $321,988)                                             321,988

TOTAL INVESTMENTS
   (COST $3,346,856)                                         3,307,647

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (31.9)%                                     (799,992)
                                                            ----------

NET ASSETS -- 100.0%                                        $2,507,655
                                                            ==========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&S Income Fund had the following long futures contracts open at December 31, 2006:

                                             NUMBER     CURRENT
                               EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION                       DATE      CONTRACTS    VALUE     DEPRECIATION
--------------------------------------------------------------------------------

Long Gilt Futures              March 2007       69      $ 14,602   $       (102)
U.S. Treasury Notes 2 Yr.
   Futures                     March 2007      350      $ 71,411           (285)
U.S. Treasury Notes 10 Yr.
   Futures                     March 2007      918      $ 98,656           (837)
                                                                   -------------

The S&S Income Fund had the following short futures contracts open at December 31, 2006:

                                             NUMBER     CURRENT     UNREALIZED
                               EXPIRATION      OF       NOTIONAL   APPRECIATION/
DESCRIPTION                       DATE      CONTRACTS    VALUE     DEPRECIATION
--------------------------------------------------------------------------------

Euro Bund Future               March 2007       84      $(12,852)  $        209
                                                                   -------------
                                                                   $     (1,015)
                                                                   =============

The S&S Income Fund had the following forward foreign currency contracts open at December 31, 2006:

                                                                    UNREALIZED
CURRENCY                    CURRENCY           SETTLEMENT          APPRECIATION/
 BOUGHT                       SOLD                DATE             DEPRECIATION
-------------------------------------------------------------------------------

7,725 EUR                   10,144 USD      January 16, 2007       $         52
7,648 USD                   5,794 EUR       January 16, 2007                  1
1,093,134 JPY               9,270 USD       January 16, 2007                (74)
                                                                   ------------
                                                                   $        (21)
                                                                   ============

----------
See Notes to Schedules of Investments on page 29 and Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Schedules of Investments
--------------------------------------------------------------------------------

(dollars in thousands) -- December 31, 2006

(a)   Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, as amended, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $298,405 or 11.90% of net assets for the GE S&S Income Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)   Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At December 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(j)   All or a portion of the security is out on loan.

(k)   Step coupon bond. Security becomes interest bearing at a future date.

(l) GE Asset Management Incorporated, the investment adviser of the Fund, also serves as investment adviser of the GEI Short Term Investment Fund.

(m) Treasury Inflation Protected Securities. The stated rate represents the rate at December 31, 2006.

+     Percentages are based on net assets as of December 31, 2006.

*     Less than 0.1%.

**    Par Value less than 500.

ABBREVIATIONS:

ADR    -- American Depository Receipt

REIT   -- Real Estate Investment Trust

REMIC  -- Real Estate Mortgage Investment Conduit

STRIPS -- Separate Trading of Registered Interest and Principal of Security

TBA    -- To Be Announced

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S PROGRAM MUTUAL FUND                         2006           2005           2004           2003            2002
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --             --             --          1/1/80
Net asset value, beginning of year ......      $      42.85   $      45.36   $      42.94   $      35.13   $       44.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ................              0.91           0.74           0.79           0.52            0.54
   Net realized and unrealized
      gains (losses) on investments .....              6.31           0.63           2.86           7.82           (8.87)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ................              7.22           1.37           3.65           8.34           (8.33)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ................              0.90           0.76           0.79           0.53            0.54
   Net realized gains ...................              2.86           3.12           0.44             --            0.03
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................              3.76           3.88           1.23           0.53            0.57
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR ............      $      46.31   $      42.85   $      45.36   $      42.94   $       35.13
==========================================================================================================================

TOTAL RETURN(a) .........................             16.82%          2.95%          8.50%         23.77%         (18.91)%

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
     (in thousands) .....................      $  4,541,021   $  4,074,331   $  4,154,143   $  3,939,274   $   3,161,490
   Ratios to average net assets:
     Net investment income ..............              1.95%          1.60%          1.80%          1.38%           1.36%
     Net expenses .......................              0.11%          0.09%          0.13%          0.18%           0.13%
     Gross expenses  ....................              0.11%          0.09%          0.13%          0.18%           0.13%
   Portfolio turnover rate ..............                40%            42%            28%            25%             32%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.

----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE YEARS INDICATED

GE S&S INCOME FUND                                 2006           2005           2004           2003            2002
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --             --             --             --          1/3/80
Net asset value, beginning of year ......      $      11.24   $      11.52   $      11.70   $      11.80   $       11.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .........              0.60           0.55           0.47           0.47            0.55
   Net realized and unrealized
      gains (losses) on investments .....             (0.09)         (0.26)          0.01           0.02            0.59
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
   INVESTMENT OPERATIONS ................              0.51           0.29           0.48           0.49            1.14
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income ................              0.60           0.54           0.47           0.49            0.59
   Net realized gains ...................                --           0.03           0.19           0.10              --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .....................              0.60           0.57           0.66           0.59            0.59
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR ............      $      11.15   $      11.24   $      11.52   $      11.70   $       11.80
=========================================================================================================================

TOTAL RETURN (a) ........................              4.74%          2.63%          4.12%          4.29%          10.42%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ....................      $  2,507,655   $  2,557,311   $  2,601,599   $  2,614,617   $   2,640,387
   Ratios to average net assets:
      Net investment income .............              5.47%          4.80%          4.02%          3.96%           4.83%
      Net expenses ......................              0.15%          0.13%          0.14%          0.15%           0.13%
      Gross expenses ....................              0.15%          0.13%          0.14%          0.15%           0.13%
   Portfolio turnover rate ..............               322%           323%           342%           335%            300%

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND ASSUME NO SALES CHARGE.

----------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------
                                                                 GE S&S
STATEMENTS OF ASSETS AND LIABILITIES                             PROGRAM       GE S&S
DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)                       MUTUAL FUND   INCOME FUND
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $3,831,098
      and 3,024,868, respectively) .........................   $ 4,479,787   $ 2,985,659
   Short-term Investments (at amortized cost) ..............       166,716            --
   Short-term affiliated investments (at amortized cost) ...            --       321,988
   Foreign currency (cost $0 and $6,536, respectively) .....            --         6,509
   Receivable for investments sold .........................            --       108,253
   Income receivables ......................................         4,272        24,387
   Receivable for fund shares sold .........................         3,182             5
   Unrealized gain on forward foreign currency contracts ...            --            53
-----------------------------------------------------------------------------------------
      TOTAL ASSETS .........................................     4,653,957     3,446,854
-----------------------------------------------------------------------------------------

LIABILITIES
   Distribution Payable to Shareholders ....................             1           734
   Payable upon return of securities loaned ................       111,530       590,773
   Payable for investments purchased .......................            --       345,390
   Payable for fund shares redeemed ........................            94           330
   Payable to GEAM .........................................           222           596
   Accrued other expenses ..................................         1,089         1,234
   Variation margin payable ................................            --            68
   Unrealized loss on forward foreign currency contracts ...            --            74
-----------------------------------------------------------------------------------------
      TOTAL LIABILITIES ....................................       112,936       939,199
-----------------------------------------------------------------------------------------
NET ASSETS .................................................   $ 4,541,021   $ 2,507,655
=========================================================================================

NET ASSETS CONSIST OF:
   Capital paid in .........................................     3,930,727     2,584,645
   Undistributed (distribution in excess of)
      net investment income ................................           389         4,274
   Accumulated net realized gain (loss) ....................       (38,784)      (40,991)
   Net unrealized appreciation/(depreciation) on:
   Investments .............................................       648,689       (39,209)
   Futures .................................................            --        (1,015)
   Foreign currency related transactions ...................            --           (49)
-----------------------------------------------------------------------------------------
NET ASSETS .................................................   $ 4,541,021   $ 2,507,655
-----------------------------------------------------------------------------------------
Shares outstanding ($25.00 and $10.00 par value
   respectively; unlimited shares authorized) ..............        98,067       224,993
Net asset value per share ..................................   $     46.31   $     11.15

* Includes $108,117 and $578,561 of securities on loan in the GE S&S Program Mutual Fund and GE S&S Income Fund, respectively.

----------
See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------
                                                                        GE S&S
STATEMENTS OF OPERATIONS                                               PROGRAM        GE S&S
FOR THE YEAR ENDED DECEMBER 31, 2006 (AMOUNTS IN THOUSANDS)           MUTUAL FUND   INCOME FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ....................................................   $    83,823   $        64
      Interest* ...................................................         3,094       125,731
      Interest from affliated investments** .......................            --        13,387
      Less: Foreign taxes withheld ................................          (118)           --
------------------------------------------------------------------------------------------------
   TOTAL INCOME ...................................................        86,799       139,182
------------------------------------------------------------------------------------------------

   EXPENSES:
      Administration fees .........................................         2,789         1,827
      Transfer agent fees .........................................           649           622
      Shareholder servicing agent expenses ........................           307           295
      Custody and accounting expenses .............................           230           277
      Professional fees ...........................................            36            25
      Registration, printing, filing and miscellaneous expenses ...           446           619
------------------------------------------------------------------------------------------------
      TOTAL EXPENSES ..............................................         4,457         3,665
------------------------------------------------------------------------------------------------
      NET EXPENSES ................................................         4,457         3,665
------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..........................................        82,342       135,517
================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   REALIZED GAIN (LOSS) ON:
      Investments .................................................       266,964       (17,692)
      Futures .....................................................            --            (8)
      Written options .............................................            --          (230)
      Foreign currency related transactions .......................            --           128

   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION)
      ON:
      Investments .................................................       312,425        (3,885)
      Futures .....................................................            --          (975)
      Foreign currency related transactions .......................            --           (49)
------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments ................       579,389       (22,711)
------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $   661,731   $   112,806
================================================================================================

* Income attributable to securities lending activity, net of rebate, for GE S&S Program Mutual Fund and GE S&S Income Fund was $81 and $4,132 respectively.

** Income attributable to securities lending activity, net of rebate, for GE S&S Income Fund was $1,246.

----------
See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES                                                 GE S&S
IN NET ASSETS FOR THE YEARS ENDED                                     PROGRAM                       GE S&S
DECEMBER 31, 2006 AND 2005 (AMOUNTS IN THOUSANDS)                   MUTUAL FUND                   INCOME FUND
----------------------------------------------------------------------------------------------------------------------
                                                                2006           2005           2006           2005
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .............................   $     82,342   $     64,934   $    135,517   $    123,287
     Net realized gain (loss) on investments, futures,
       written options, foreign currency related
       transactions and swaps ...........................        266,964        264,954        (17,802)       (19,545)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency related
       translations .....................................        312,425       (212,083)        (4,909)       (36,159)
----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ............        661,731        117,805        112,806         67,583
----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..............................        (81,953)       (66,492)      (135,156)      (122,793)
     Net realized gains .................................       (260,255)      (272,873)             -         (7,208)
----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..................................       (342,208)      (339,365)      (135,156)      (130,001)
----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions ..................................        319,523       (221,560)       (22,350)       (62,418)
----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares .......................        194,273        193,508         98,864        153,934
     Value of distributions reinvested ..................        317,064        313,372        127,497        123,221
     Cost of shares redeemed ............................       (364,170)      (365,132)      (253,667)      (259,025)
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions ......        147,167        141,748        (27,306)        18,130
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..............        466,690        (79,812)       (49,656)       (44,288)

NET ASSETS
   Beginning of year ....................................      4,074,331      4,154,143      2,557,311      2,601,599
----------------------------------------------------------------------------------------------------------------------
   END OF YEAR ..........................................   $  4,541,021   $  4,074,331   $  2,507,655   $  2,557,311
======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF YEAR ...................   $        389   $          0   $      4,274   $      3,785

----------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
----------------------------------------------------------------------------------------------------------------------

Shares sold by subscription .............................          4,228          4,310          8,911         13,513
Issued for distributions reinvested .....................          6,814          7,257         11,497         10,827
Shares redeemed .........................................         (8,051)        (8,070)       (22,874)       (22,739)
----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES ..................          2,991          3,497         (2,466)         1,601
======================================================================================================================

----------
See Notes to Financial Statements.

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUNDS

The GE S&S Program Mutual Fund and GE S&S Income Fund are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program (the "Program"). The Program, through a trust, owns 63% of the GE S&S Program Mutual Fund and 69% of the GE S&S Income Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

GE Asset Management Incorporated (GEAM) is the Funds' investment adviser and a wholly-owned subsidiary of General Electric Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities are valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transaction with respect to instruments that are consistent with the Fund's investment objectives or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at year end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

changes in market prices of securities during the year. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS

The GE S&S Income Fund may invest in futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS

The GE S&S Income Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS

As part of its investment strategy, the GE S&S Income Fund may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The GE S&S Income Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INCOME TAXES

(DOLLARS IN THOUSANDS)

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At December 31, 2006, information on the tax components of capital is as follows:

                                                                                              NET TAX
                                  COST OF              GROSS TAX         GROSS TAX         APPRECIATION/
                                INVESTMENTS            UNREALIZED        UNREALIZED        (DEPRECIATION)
                               FOR TAX PURPOSES       APPRECIATION      DEPRECIATION       ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------
GE S&S Program Mutual Fund       $  4,039,371           $ 715,228        $(108,096)          $ 607,132
GE S&S Income Fund                  3,348,002              15,099          (55,454)            (40,355)

                              NET TAX APPRECIATION/                     UNDISTRIBUTED           POST
                               (DEPRECIATION) ON                      LONG-TERM GAINS/        OCTOBER
                             DERIVATIVES, CURRENCY    UNDISTRIBUTED     (ACCUMULATED           LOSSES
                             AND OTHER NET ASSETS         INCOME        CAPITAL LOSS)    (SEE DETAIL BELOW)
-----------------------------------------------------------------------------------------------------------
GE S&S Program Mutual Fund       $          -           $     867        $    2,295          $       -
GE S&S Income Fund                         79               4,254           (40,968)                 -

As of December 31, 2006, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

FUND                                                         AMOUNT    EXPIRES
--------------------------------------------------------------------------------
GE S&S Income Fund                                          $ 15,435   12/31/13
                                                              25,533   12/31/14

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred no such losses after October 31, 2006.

The tax composition of distributions paid during the year ended December 31, 2006 was as follows:

                                            ORDINARY     LONG-TERM
FUND                                         INCOME    CAPITAL GAINS     TOTAL
--------------------------------------------------------------------------------
GE S&S Program Mutual Fund                  $112,672   $     229,536   $ 342,208
GE S&S Income Fund                           135,156               -     135,156

DISTRIBUTIONS TO SHAREHOLDERS

GE S&S Income Fund declares investment income dividends daily and pays them monthly. The GE S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized gains and losses on foreign currency contracts, futures and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2006 were as follows:

                                        UNDISTRIBUTED     ACCUMULATED     PAID
                                        NET INVESTMENT    NET REALIZED     IN
                                           INCOME             LOSS       CAPITAL
--------------------------------------------------------------------------------
GE S&S Program Mutual Fund                   $  -           $    -         $ -
GE S&S Income Fund                            128             (128)          -

On July 13, 2006, the FASB released FIN48, "Accounting for Uncertainty in Income Taxes." FIN48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN48 will require financial statements to be adjusted to reflect only those tax positions that are more likely that not to be sustained as of the adoption date. Adoption of FIN48 is required for fiscal years beginning after December 15, 2006 no later than June 29, 2007 and is applied to all open years as of the effective date. At this time, management is evaluating the implications of FIN48 and its impact on the financial statements has not yet been determined.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEAM, and reimbursed by the Funds.

TRANSFER AGENT CONVERSION EXPENSES

On September 18, 2004, the Funds changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. For the year ended December 31, 2005, PFPC paid $44,794 (dollars not in thousands) of those conversion expenses related to the Funds.

3. LINE OF CREDIT

The Funds share a revolving credit facility of up to $25 million with a number of their affiliates. The credit facility is with their custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 bps and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Funds during the year ended December 31, 2006.

4. AMOUNTS PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION EXPENSES

During 2006, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and for services GEAM rendered as shareholder servicing agent. These expenses are included as advisory and administration expenses and shareholder servicing agent expense in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

GENPACT performs certain accounting and certain administration services not provided by GEAM. For the year ending December 31, 2006, $73,367 (dollars not in thousands) was charged to the GE S&S Program Mutual Fund and $43,440 (dollars not in thousands) was charged to the GE S&S Income Fund. Administrative services not performed by GEAM or GENPACT were provided by an unaffiliated service provider.

5. INVESTMENT TRANSACTIONS
(DOLLARS IN THOUSANDS)

PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the year ended December 31, 2006, were as follows:

                                                      PURCHASES        SALES
--------------------------------------------------------------------------------
GE S&S Program Mutual Fund                           $  1,665,907   $  1,790,033
GE S&S Income Fund                                      9,592,195      9,417,463

                                                               December 31, 2006
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

OPTIONS

During the year ended December 31, 2006, the following option contracts were written:

                                                             S&S INCOME FUND
                                                         -----------------------
                                                            NUMBER
                                                         OF CONTRACTS   PREMIUM
--------------------------------------------------------------------------------
Balance as of December 31, 2005                               -          $    -

Written                                                       7             164

Closed and Expired                                           (7)           (164)
--------------------------------------------------------------------------------
Balance as of
December 31, 2006                                             -          $    -
--------------------------------------------------------------------------------

SECURITY LENDING

At December 31, 2006, the following Funds participated in securities lending:

                                                 LOANED SECURITIES
                                                  AT MARKET VALUE
                                                    (INCLUDING          CASH
                                                 ACCRUED INTEREST)   COLLATERAL*
--------------------------------------------------------------------------------
GE S&S Program Mutual Fund                           $ 108,117        $ 111,530

GE S&S Income Fund                                     578,561          590,773

* Collateral of $112,633 for GE S&S Program Mutual Fund, decreased by $1,103 on January 1, 2007 to reflect the December 31, 2006 change in value of securities on loan.

--------------------------------------------------------------------------------
Report of Independent Registered
--------------------------------------------------------------------------------
Public Accounting Firm

[KPMG LOGO OMITTED]

THE SHAREHOLDERS AND BOARD OF TRUSTEES
GE S&S FUNDS

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Income Fund, each a series of GE S&S Funds, including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of GE S&S Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE S&S Program Mutual Fund and GE S&S Income Fund as of December 31, 2006, the results of their operations, changes in their net assets and financial highlights for the years described above, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ KPMG LLP
Boston, Massachusetts
February 14, 2007

--------------------------------------------------------------------------------
Tax Information, unaudited
--------------------------------------------------------------------------------
For the year ended December 31, 2006

SUMMARY

For the fiscal year ended December 31, 2006 certain dividends paid by the fund may be subject to a maximum income tax rate of 15%, as providied for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the ordinary dividends paid during the fiscal year, the following represent the amounts that may be considered qualified dividend income:

                                                       QUALIFIED
                                                        DIVIDEND
        FUND NAME                                        INCOME
        ----------------------------------------------------------------
        General Electric S&S Progam Mutual Fund          68.90%

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

                                                       DIVIDENDS
                                                        RECEIVED
        FUND NAME                                      DEDUCTION
        ----------------------------------------------------------------
        General Electric S&S Progam Mutual Fund          64.49%

During the year ended December 31, 2006, the following funds paid to shareholders of record on December 27, 2006, the following long-term capital gain dividends reported on Form 1099 for 2006:

        FUND NAME                                      PER SHARE AMOUNT
        ----------------------------------------------------------------
        General Electric S&S Progam Mutual Fund            $2.52503

--------------------------------------------------------------------------------
Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

The Board of Trustees of each Fund considered and unanimously approved the continuance of the investment advisory agreements with GE Asset Management Incorporated ("GEAM") at meetings held on April 5 and December 12, 2006.

In considering whether to approve the Funds' investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board's request, by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances.

In connection with their approval of the Funds' investment advisory agreements, the Board members received and considered memoranda prepared by GEAM personnel, which set forth detailed information, including substantial exhibits and other materials, related to GEAM's business and the services it provides to each Fund. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal and compliance departments, senior members of each relevant investment group (e.g., equity, fixed income) and research personnel. The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds' operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these agreements in recent years, noting that the information they received was presented in a similar manner and format.

In reaching their determinations relating to continuance of the Funds' investment advisory agreements, the Board members considered all factors they believed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED.

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments, selecting brokers and with respect to Fund administration, controllership and compliance activities; (iii) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of Funds they oversee; (iv) access to significant technological resources from which the Funds may benefit; and (v) a favorable history and reputation. The Board members discussed the personnel changes made, and proposed to be

--------------------------------------------------------------------------------
Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

made, by GEAM, and that GEAM has expended significant sums to enhance services, including improvements to its information technology capabilities. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM were of a high quality and had benefited the Funds.

INVESTMENT PERFORMANCE OF THE FUNDS.

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indexes and peer groupings of mutual funds prepared by Lipper with respect to various periods. The Board members also engaged in discussions regarding the investment process for each Fund, the portfolio management and supporting research personnel, the investment style and approach employed for each Fund, the likely market cycles for the investment style, and, in some instances, relative underperformance in certain periods in light of GEAM's commitment to long-term satisfactory performance with respect to each Fund's investment objective and investment approach. The Board members concluded that the Funds' performance was acceptable overall taking into consideration the factors discussed above.

COST OF THE SERVICES TO BE PROVIDED TO THE FUNDS.

The Board members considered the cost of the services provided by GEAM. The Board members noted that, under each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by the agreement and for the reasonable costs incurred by its affiliate, GE Investment Distributors, Inc. ("GEID"), in providing services specified in its agreement with the Funds as unitholder servicing agent. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds' arrangements with GEAM and GEID may include any element of profit.

The Board members reviewed the information they had requested from GEAM personnel concerning the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID. The Board members also discussed with GEAM personnel the basis for their belief that the methods of allocation used were reasonable and consistent across GEAM's business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED FOR THE BENEFIT OF FUND SHAREHOLDERS AS THE FUNDS GROW.

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board members recognized the significant benefits

--------------------------------------------------------------------------------
Advisory Agreement Renewal, unaudited
--------------------------------------------------------------------------------

to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices. The Board members reviewed and concurred with information provided by GEAM personnel, which showed how significant Fund asset growth can reduce a Fund's operating expenses.

COMPARISON OF SERVICES TO BE RENDERED AND COSTS TO BE INCURRED.

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds' expense ratios, and comparative information with respect to similar products. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

FALL-OUT BENEFITS.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

CONCLUSION.

No single factor was determinative to the Board members' decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each advisory agreement was in the best interests of the Funds and their shareholders.

--------------------------------------------------------------------------------
Additional Information, unaudited
--------------------------------------------------------------------------------

INFORMATION ABOUT TRUSTEES AND EXECUTIVE OFFICERS:

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
RONALD R. PRESSMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE: 48

POSITION HELD WITH FUND: Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED: Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, President and Chief Executive Officer of GEAM since 2006; President and CEO of GE Insurance and Chairman, President and CEO of GE Insurance Solutions from 2000 to 2006; President and CEO of GE Capital Real Estate from 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE: GE Capital Corporation since 2000, GE Capital Services, Inc. since 2000, Board of the Pathways to College since 2003; National Board Chair of A Better Chance since 2007, Director since 1999; Trustee of Elfun Funds and General Electric Pension Trust since 2006.

--------------------------------------------------------------------------------
DAVID B. CARLSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 49

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Domestic Equities of GEAM since September 2003, Senior Vice President, Domestic Equities of GEAM from 1989 to 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2003.

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 57

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 19 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
KATHRYN D. KARLIC
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 51

POSITIONS HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, Fixed Income of GEAM since March 2004, Senior Vice President Fixed Income of GEAM from 2002 to 2004.

NUMBER OF PORFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BYTRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2006; Trustee of Babson College since 1999.

--------------------------------------------------------------------------------
Additional Information, unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RALPH R. LAYMAN
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 51

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - International Equity Investments of GEAM since 1993; Executive Vice President - International Equity Investments of GEIC from 1993-2000 (when GEIC was merged into GEAM); Senior Vice President - International Equity Investments of GEAM and GEIC from 1991 until 1993; Executive Vice President, Partner and Portfolio Manager of Northern Capital Management from 1989-1991; and prior thereto, Vice President and Portfolio Manager of Templeton Investment Counsel.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 60

POSITION(S) HELD WITH FUND Trustee and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 19 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds since 1993 and GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
JUDITH A. STUDER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 54

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Investment Strategies since 2006; Senior Vice President - International Equities of GEAM from 1995-2006; Senior Vice President - Domestic Equities of GEAM from 1991-1995; Vice President of Domestic Equities from 1987-1991.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 2004.

--------------------------------------------------------------------------------
DONALD W. TOREY
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 50

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Director of GEAM since 1993; Executive Vice President - Alternative Investments of GEAM since 1997; Director of GEIC from 1993-2000 (when GEIC was merged into GEAM); Executive Vice President - Alternative Investments of GEIC from 1997-2000; Executive Vice President -Finance and Administration of GEAM and GEIC from 1993 to 1997; Manager - Mergers and Acquisitions Finance for GE from 1989-1993; Vice President
- Private Placements of GEIC from 1988-1989.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1993.

--------------------------------------------------------------------------------
Additional Information, unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOHN J. WALKER
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 53

POSITION(S) HELD WITH FUND Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 7 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Financial Officer of GEAM since 1999; Chief Financial Officer of GEIC from 1999-2000 (when GEIC was merged into GEAM); Chief Financial Officer of GE Capital - Global Consumer Finance from 1996-1999; Chief Financial Officer of GE Capital - Commercial Finance from 1992 to 1996; Finance Director of GE Capital - TIFC from 1988-1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 8

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of Elfun Funds and General Electric Pension Trust since 1999.

--------------------------------------------------------------------------------
GE S&S Mutual Funds' Investment Team
--------------------------------------------------------------------------------

INVESTMENT ADVISER

GE Asset Management Incorporated

PROGRAM TRUSTEES AND OFFICERS OF THE INVESTMENT ADVISER

Ronald R. Pressman, TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER, GE ASSET MANAGEMENT INCORPORATED (AS OF JULY 1, 2006)

David B. Carlson, TRUSTEE, EXECUTIVE VICE PRESIDENT, DOMESTIC EQUITIES

Michael J. Cosgrove, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF COMMERCIAL OFFICER

Kathryn D. Karlic, TRUSTEE, EXECUTIVE VICE PRESIDENT, FIXED INCOME

Ralph R. Layman, TRUSTEE, EXECUTIVE VICE PRESIDENT, INTERNATIONAL EQUITIES

Alan M. Lewis, TRUSTEE, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, TRUSTEE, EXECUTIVE VICE PRESIDENT, INVESTMENT STRATEGIES

Donald W. Torey, TRUSTEE, EXECUTIVE VICE PRESIDENT, ALTERNATIVE INVESTMENTS AND REAL ESTATE

John J. Walker, TRUSTEE, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

PORTFOLIO MANAGERS

GE S&S PROGRAM MUTUAL FUND

TEAM MEMBERS: George A. Bicher
              Christopher D. Brown
              Stephen V. Gelhaus
              Paul C. Reinhardt

GE S&S INCOME FUND

Team led by Paul M. Colonna
TEAM MEMBERS: Mark Delaney
              Eric H. Gould
              William Healey
              James F. Palmieri
              Vita Marie Pike

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

CUSTODIAN

State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT

Address all inquiries INSIDE the Program to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079

Address all inquiries OUTSIDE the Program to:
   GE Funds
   c/o PFPC, Inc.
   P.O. Box 9838
   Providence, RI 02940

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359

INSIDE THE SAVINGS & SECURITY PROGRAM

      Shares or units held INSIDE the Program have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Program, please refer to Your Personal Share statement (a copy of which may be obtained at the web site listed below) or GE Savings and Security Program Annual Statement. You may obtain additional information and process account transactions on investments held INSIDE the Program by calling:

GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313
      OR VISIT BENEFITS.GE.COM

 OUTSIDE THE SAVINGS & SECURITY PROGRAM

      If shares of Program Mutual and Income Funds have been distributed to you from the Program, information on these investments may be obtained by calling:

GE ASSET MANAGEMENT -- SHAREHOLDER SERVICES: 1-800-242-0134
      OR VISIT WWW.GEFUNDS.COM

--------------------------------------------------------------------------------
Highly Rated S&S Funds
--------------------------------------------------------------------------------

                            MORNING STAR RATINGS (TM)
                            THROUGH DECEMBER 31, 2006
--------------------------------------------------------------------------------
       FUND                                      NUMBER OF          STAR
   (CATEGORY)                                 FUNDS IN CATEGORY    RATING
--------------------------------------------------------------------------------
S&S PROGRAM MUTUAL -- (Large Blend)
--------------------------------------------------------------------------------
         Overall                                    1574          ***
         -----------------------------------------------------------------------
         3 year                                     1574          ***
         -----------------------------------------------------------------------
         5 year                                     1238          ***
         -----------------------------------------------------------------------
         10 year                                     518          ****
--------------------------------------------------------------------------------
S&S INCOME -- (Intermediate-Term Bond Fund)
--------------------------------------------------------------------------------
         Overall                                     951          ****
         -----------------------------------------------------------------------
         3 year                                      951          ****
         -----------------------------------------------------------------------
         5 year                                      759          ****
         -----------------------------------------------------------------------
         10 year                                     364          ****
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE S&S FUNDS
3001 SUMMER STREET
STAMFORD, CT 06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC

3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

WWW.GEFUNDS.COM

--------------------------------------------------------------------------------

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds' website at http://www.gefunds.com; and (iii) on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds' website at http://www.gefunds.com; and (ii) on the Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

[GE LOGO OMITTED]

                                                                     SS-2 (2/07)
--------------------------------------------------------------------------------
ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link:

www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $19,906 in 2005 and $18,400 in 2006.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the S&S Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2003 or 2004 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2005 and $0 in 2006.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of John H. Myers and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC S&S PROGRAM MUTUAL FUND

By:   /S/John H. Myers
      John H. Myers
      TRUSTEE, PRESIDENT AND CHIEF EXECUTIVE OFFICER,
      GE ASSET MANAGEMENT INCORPORATED

Date:  March 06, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/John H. Myers
      John H. Myers
      Chairman, S&S FUNDS

Date:  March 06, 2007

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER,  S&S FUNDS

Date:  March 06, 2007

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.